UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-04997

Exact name of registrant as specified in charter:
Delaware Group® Equity Funds V

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders

Annual report Delaware Small Cap Value Fund November 30, 2009 Value equity mutual fund
This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund.

The figures in the annual report for Delaware Small Cap Value Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Value Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

On January 4, 2010, Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Small Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	32
Report of independent registered public accounting firm	43
Other Fund information	44
Board of trustees/directors and officers addendum	52
About the organization	58

Views expressed herein are current as of Nov. 30, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Value Fund	Dec. 8, 2009

Performance preview (for the period ended Nov. 30, 2009)
Delaware Small Cap Value Fund (Class A shares)	1-year return	+29.01%
Russell 2000® Value Index (benchmark)	1-year return	+18.98%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

A dramatic turnaround

The fiscal year can be broken into two distinct and very different time periods: the first from December 2008 through early March of 2009; the second from March to the end of the Fund’s fiscal year in November.

During the first period, the steady drumbeat of bad news and pessimism about both the stock market and the economy persisted, and sometimes worsened. Consumer confidence, housing sales, auto sales, gross domestic product, and corporate profits all continued to trend downward, largely because the consumer was retrenching as unemployment was rising. During the same period, commodity prices also declined. Oil prices fell from their peak (in July 2008) of about $145 per barrel to about $30 per barrel within a relatively short period of five months. The dollar was a bright spot during that period; it held up relatively well because it was seen as a safe haven amid the turbulent conditions. (Commodity price data: Bloomberg.)

In short, the economy was in a deep recession during the November-to-March period, and the market reacted to the plethora of dire news. This continued despite the Federal Reserve taking a series of unprecedented actions in December 2008 (including lowering interest rates to virtually zero) to encourage banks to lend and consumers to spend. As a result of these actions, the federal deficit ballooned, rising above a trillion dollars.

In March 2009, a stock market turnaround began, as investors seemed to begin believing that the worst was over. We believe this change in outlook among investors was primarily driven by the government’s earlier actions, particularly those meant to encourage consumer spending. Two notable programs that helped the market’s rally continue through the summer were the cash-for-clunkers program, which took effect in August, and the implementation of a housing tax credit, both of which proved popular with consumers. Despite the stock market turnaround and signs that the economy was slowly healing, many businesses remained cautious about spending. Many businesses also engaged in inventory destocking at times during the year, reducing existing inventories. The value of this destocking reached into the hundreds of billions of dollars and had an extremely negative effect on U.S. gross domestic product (GDP) during the first two quarters of 2009 (source: Bloomberg).

Initial readings of business activity for the third calendar quarter of 2009 have been positive, as businesses began ordering inventory based on an increase in anticipated customer orders (source: Bureau of Economic Analysis). This obviously had a positive effect on third-quarter GDP and is a strong indicator that the economy is starting to recover. In our view, it’s still too early to tell what

1

Portfolio management review
Delaware Small Cap Value Fund

kind of recovery we might see, or whether we can expect another downturn in the immediate future.

Within the Fund

Delaware Small Cap Value Fund returned +29.01% at net asset value and +21.56% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Nov. 30, 2009. For the same period, the Russell 2000® Value Index returned +18.98%. Complete annualized performance for Delaware Small Cap Value Fund is shown in the table on page 4.

In December 2008, our portfolio positioning remained largely unchanged from the end of the prior fiscal year. In January, however, when the Federal Reserve began taking aggressive measures to encourage consumer spending, we implemented a two-pronged investment strategy. We sought stocks that we believed would benefit from improving business conditions, and we increased our positions in more economically sensitive areas of the economy, in anticipation of increased consumer spending. (Economically sensitive sectors have historically recovered more rapidly than other sectors during an economic recovery.) We continued this two-pronged approach during the majority of this year.

During the last six months of the fiscal year, we gradually reduced our position in the consumer services sector, which represented a significant overweight for us earlier in the year. The sector was one of the strongest performers in the index and several of the consumer services stocks we owned achieved or exceeded our target prices. We therefore realized gains within the Fund by selling these positions.

The Fund featured a number of contributors to performance for the period. Walter Energy, a producer of metallurgical and steam and industrial coal, was one of the Fund’s top contributors. The stock’s performance was primarily driven by the prices of metallurgical coal, which defied market expectations by remaining strong during the majority of the fiscal year. We trimmed the Fund’s position during the last three weeks of the period, to realize some of the gains while creating an opportunity to pursue other investment opportunities.

Another significant contributor was The Warnaco Group, a manufacturer of intimate apparel, menswear, swimwear, and accessories. We believe the company has a very strong balance sheet and consistently met or exceeded earnings estimates throughout the fiscal period. We added to our position when the stock was significantly down in November 2008. We like the company’s strong financial condition and its efforts to position itself as a worldwide brand.

Also contributing to Fund performance was Tech Data Corporation, a distributor of technology products that serve a broad array of customers around the world. We reduced our position in this stock by about half during the last two months of the fiscal year, primarily because we wanted to lock in gains within the Fund. We were also concerned about a threat from the company’s chief competitor, Ingram Micro, to lower prices. Given that Tech Data operates in a very low-margin business with few participants, we believe the rationale for reducing our position was even clearer.

2

While a number of our holdings detracted from Fund performance, three in particular were noteworthy. Hercules Offshore, a provider of offshore drilling services, was one of the portfolio’s biggest detractors. The stock price suffered as both day rates (the amount of money drillers such as Hercules are paid per day) and natural gas prices declined during the fiscal year. Because these trends seemed likely to continue, we sold the position.

Another detractor was Selective Insurance Group, a commercial insurance provider. Stock performance was hindered by the company’s alternative investment portfolio and a sluggish rebound in pricing in homeowner and auto insurance. As the period came to a close, the company’s alternative investment portfolio started to generate gains. If the trend continues, it could strengthen the company’s bottom line, making the stock more attractive to investors. Because we believe the trend may continue, we have maintained our position in the stock.

First Midwest Bancorp also detracted from Fund performance. The stock suffered primarily due to the significant amount of nonperforming loans on its books. We still hold First Midwest because the company has aggressively added to its reserves by acquiring several distressed banks. We believe this added good-quality, low-cost assets to the balance sheet and therefore has the potential to increase the company’s earnings power over time.

At the close

At the close of the fiscal year, the Fund was generally positioned to benefit from the stimulus being added to the financial system. As such, it was overweight compared to the Russell 2000 Value Index in the more-cyclical sectors of the equity market. The Fund was also overweight compared to the benchmark index in the technology, basic industries, capital spending, and energy sectors.

We carried underweight positions in the more-defensive areas of the market, including real estate investment trusts (REITs), consumer staples, and utilities, while being modestly underweight in financial services.

3

Performance summary
Delaware Small Cap Value Fund	Nov. 30, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns from Nov. 30, 1999, through Nov. 30, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	+29.01%	+0.41%	+7.76%	n/a
Including sales charge	+21.56%	-0.77%	+7.13%	n/a
Class B (Est. Sept. 6, 1994)
Excluding sales charge	+28.44%	-0.32%	+7.15%	n/a
Including sales charge	+24.03%	-0.62%	+7.15%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+28.45%	-0.32%	+7.00%	n/a
Including sales charge	+26.98%	-0.32%	+7.00%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+29.09%	+0.17%	n/a	+6.11%
Including sales charge	+28.72%	+0.17%	n/a	+6.11%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+29.28%	+0.68%	+8.07%	n/a
Including sales charge	+29.28%	+0.68%	+8.07%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

4

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets through March 31, 2010.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from through March 31, 2010.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Instances of high double digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 1.20% of the Fund’s average daily net assets from Sept. 11, 2009 until the voluntary cap is discontinued; and (2) contractually limit the Class A and Class R shares distribution and service fees from April 1, 2009 through March 31, 2010 to 0.25% and 0.50%. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.52%	2.22%	2.22%	1.82%	1.22%
(without fee waivers)
Net expenses	1.47%	2.22%	2.22%	1.72%	1.22%
(including fee waivers, if any)
Type of waiver	Contractual	Voluntary	Voluntary	Contractual	Voluntary
	and voluntary			and voluntary

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment

Average annual total returns from Nov. 30, 1999, through Nov. 30, 2009

For period beginning Nov. 30, 1999, through Nov. 30, 2009	Starting value	Ending value
Russell 2000 Value Index	$10,000	$21,205
Delaware Small Cap Value Fund — Class A Shares	$9,425	$19,908

The chart assumes $10,000 invested in the Fund on Nov. 30, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 1999. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class B	DEVBX	246097307
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

6

Disclosure of Fund expenses
For the period June 1, 2009 to November 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2009 to November 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,198.50	1.44%	$7.94
Class B	1,000.00	1,193.90	2.19%	12.04
Class C	1,000.00	1,193.40	2.19%	12.04
Class R	1,000.00	1,197.30	1.69%	9.31
Institutional Class	1,000.00	1,199.80	1.19%	6.56
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class B	1,000.00	1,014.09	2.19%	11.06
Class C	1,000.00	1,014.09	2.19%	11.06
Class R	1,000.00	1,016.60	1.69%	8.54
Institutional Class	1,000.00	1,019.10	1.19%	6.02

Delaware Management Company (DMC) has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from April 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, do not exceed 1.19% and 1.20%, respectively, of average daily net assets of the Fund (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)). The Fund’s expense analysis would be as follows if this new limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,198.50	1.45%	$7.99
Class B	1,000.00	1,193.90	2.20%	12.10
Class C	1,000.00	1,193.40	2.20%	12.10
Class R	1,000.00	1,197.30	1.70%	9.36
Institutional Class	1,000.00	1,199.80	1.20%	6.62
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.04	2.20%	11.11
Class C	1,000.00	1,014.04	2.20%	11.11
Class R	1,000.00	1,016.55	1.70%	8.59
Institutional Class	1,000.00	1,019.05	1.20%	6.07

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware Small Cap Value Fund	As of November 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock	98.38%
Basic Industry	10.97%
Business Services	3.01%
Capital Spending	8.65%
Consumer Cyclical	1.91%
Consumer Services	12.75%
Consumer Staples	3.87%
Energy	7.80%
Financial Services	21.41%
Health Care	4.35%
Real Estate	4.26%
Technology	13.68%
Transportation	3.10%
Utilities	2.62%
Convertible Preferred Stock	0.93%
Discount Note	0.77%
Securities Lending Collateral	7.00%
Total Value of Securities	107.08%
Obligation to Return Securities Lending Collateral	(7.14%)
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Platinum Underwriters Holdings	2.41%
Whiting Petroleum	2.33%
Newfield Exploration	2.27%
FMC	2.24%
Crown Holdings	2.11%
Walter Energy	2.09%
Synopsys	2.00%
Albemarle	1.87%
Del Monte Foods	1.76%
Bank of Hawaii	1.76%

10

Statement of net assets
Delaware Small Cap Value Fund	November 30, 2009

		Number of shares	Value
Common Stock – 98.38%
Basic Industry – 10.97%
	Albemarle	181,700	$6,132,375
†	Crown Holdings	273,900	6,894,063
	Cytec Industries	167,400	5,688,252
	FMC	131,100	7,340,300
	Kaiser Aluminum	52,800	2,040,192
†	Thompson Creek Metals	273,000	3,270,540
	Valspar	173,300	4,543,926
			35,909,648
Business Services – 3.01%
	Brink’s	101,500	2,281,720
†	Brink’s Home Security Holdings	103,900	3,399,608
†	United Stationers	52,359	2,667,167
	Viad	80,800	1,492,376
			9,840,871
Capital Spending – 8.65%
	Actuant Class A	225,000	3,674,250
†	Altra Holdings	116,800	1,314,000
	Chicago Bridge & Iron	127,400	2,240,966
†	Colfax	11,200	139,104
	Gardner Denver	126,300	4,727,409
	Insteel Industries	161,400	1,838,346
	Mueller Water Products Class A	371,788	1,873,812
*	Regal Beloit	73,100	3,469,326
*	Wabtec	57,000	2,194,500
*	Walter Energy	99,700	6,839,420
			28,311,133
Consumer Cyclical – 1.91%
*	Autoliv	46,700	1,896,487
	MDC Holdings	147,300	4,373,337
			6,269,824
Consumer Services – 12.75%
	Bebe Stores	152,700	824,580
	Brinker International	123,900	1,709,820
	Cato Class A	174,700	3,342,011
*†	CEC Entertainment	99,900	2,913,084
*†	Children’s Place Retail Stores	78,000	2,489,760
†	Collective Brands	99,500	1,924,330

11

Statement of net assets
Delaware Small Cap Value Fund

		Number of shares	Value
Common Stock (continued)
Consumer Services (continued)
	Finish Line Class A	214,500	$1,898,325
†	Genesco	120,400	3,147,256
†	Jack in the Box	146,700	2,738,889
	Men’s Wearhouse	124,600	2,541,840
*	Meredith	118,200	3,114,570
*	Movado Group	168,200	1,730,778
	PETsMART	160,100	4,120,974
	Phillips-Van Heusen	56,700	2,268,000
	Stage Stores	195,700	2,366,013
†	Warnaco Group	87,000	3,541,770
	Wolverine World Wide	29,750	760,708
†	Zale	62,400	293,280
			41,725,988
Consumer Staples – 3.87%
	Del Monte Foods	549,700	5,766,353
	Herbalife	106,200	4,454,028
	Schweitzer-Mauduit International	39,800	2,450,088
			12,670,469
Energy – 7.80%
†	Encore Acquisition	70,800	3,187,416
*†	Forest Oil	130,700	2,394,424
†	Newfield Exploration	175,800	7,432,824
	Southwest Gas	186,400	4,885,544
†	Whiting Petroleum	122,600	7,631,850
			25,532,058
Financial Services – 21.41%
	Bank of Hawaii	126,100	5,762,770
	Berkley (W.R.)	124,000	3,064,040
	Boston Private Financial Holdings	304,900	1,429,981
	Community Bank System	135,000	2,505,600
	CVB Financial	138,000	1,069,500
	East West Bancorp	157,700	2,300,843
=†	East West Bancorp Escrow Restricted	109,600	1,599,064
	First Financial Bancorp	163,100	2,167,599
	First Midwest Bancorp	161,700	1,686,531
	Hancock Holding	134,900	5,584,860
	Harleysville Group	159,400	5,016,318

12

		Number of shares	Value
Common Stock (continued)
Financial Services (continued)
	Independent Bank	167,600	$3,427,420
	Infinity Property & Casualty	131,500	5,254,740
	NBT Bancorp	229,900	4,733,641
	Platinum Underwriters Holdings	223,300	7,880,256
	S&T Bancorp	76,300	1,216,985
	Selective Insurance Group	343,000	5,350,800
*	StanCorp Financial Group	54,500	2,022,495
	Sterling Bancshares	569,100	2,856,882
	Univest Corporation of Pennsylvania	30,100	487,319
	Validus	132,384	3,508,176
	Wesbanco	88,700	1,145,117
			70,070,937
Health Care – 4.35%
†	Alliance HealthCare Services	179,100	1,060,272
*	Cooper	77,800	2,605,522
	Service Corporation International	575,400	4,442,088
*	STERIS	70,500	2,277,855
	Universal Health Services Class B	69,000	3,856,410
			14,242,147
Real Estate – 4.26%
	Brandywine Realty Trust	252,937	2,483,841
	Education Realty Trust	203,400	1,006,830
	Government Properties Income Trust	89,800	2,242,306
	Highwoods Properties	139,600	4,273,156
	Washington Real Estate Investment Trust	150,600	3,930,660
			13,936,793
Technology – 13.68%
*†	Amkor Technologies	465,300	2,582,415
†	Brocade Communications Systems	282,100	2,000,089
†	Checkpoint Systems	166,600	2,362,388
†	Cirrus Logic	703,700	3,821,091
†	Compuware	399,600	2,773,224
†	Electronics for Imaging	152,300	1,829,123
*†	ON Semiconductor	287,000	2,227,120
†	Parametric Technology	302,500	4,555,650
†	Premiere Global Services	291,850	2,206,386
*@	QAD	218,000	1,209,900

13

Statement of net assets
Delaware Small Cap Value Fund

	Number of shares	Value
Common Stock (continued)
Technology (continued)
*† Sybase	142,700	$5,742,248
† Synopsys	291,500	6,550,005
*† Tech Data	80,800	3,402,488
† Vishay Intertechnology	483,000	3,501,750
		44,763,877
Transportation – 3.10%
* Alexander & Baldwin	168,700	5,153,785
*† Kirby	101,100	3,371,685
† Saia	113,800	1,640,996
		10,166,466
Utilities – 2.62%
Black Hills	75,200	1,772,464
† El Paso Electric	259,000	5,128,200
* Otter Tail	72,500	1,669,675
		8,570,339
Total Common Stock (cost $303,584,712)		322,010,550

Convertible Preferred Stock – 0.93%
= East West Bancorp 8.00% exercise price $15.39,
expiration date 12/31/49	1,892	3,053,572
Total Convertible Preferred Stock (cost $1,892,000)		3,053,572
	Principal amount
≠Discount Note – 0.77%
Federal Home Loan Bank 0.02% 12/1/09	$2,509,003	2,509,003
Total Discount Note (cost $2,509,003)		2,509,003

Total Value of Securities Before Securities
Lending Collateral – 100.08% (cost $307,985,715)		327,573,125
	Number of shares
Securities Lending Collateral** – 7.00%
Investment Companies
Mellon GSL DBT II Collateral Fund	13,041,180	13,041,180
BNY Mellon SL DBT II Liquidating Fund	9,947,121	9,838,698
@†Mellon GSL Reinvestment Trust II	392,139	16,666
Total Securities Lending Collateral (cost $23,380,440)		22,896,544

14

Total Value of Securities – 107.08%
(cost $331,366,155)	$350,469,669 ©
Obligation to Return Securities
Lending Collateral** – (7.14%)	(23,380,440)
Receivables and Other Assets
Net of Liabilities – 0.06%	207,222
Net Assets Applicable to 12,149,957
Shares Outstanding – 100.00%	$327,296,451

Net Asset Value – Delaware Small Cap Value Fund
Class A ($233,316,831 / 8,475,443 Shares)	$27.53
Net Asset Value – Delaware Small Cap Value Fund
Class B ($17,531,745 / 713,417 Shares)	$24.57
Net Asset Value – Delaware Small Cap Value Fund
Class C ($44,564,018 / 1,814,242 Shares)	$24.56
Net Asset Value – Delaware Small Cap Value Fund
Class R ($15,971,570 / 590,111 Shares)	$27.07
Net Asset Value – Delaware Small Cap Value Fund
Institutional Class ($15,912,287 / 556,744 Shares)	$28.58

Components of Net Assets at November 30, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$322,770,607
Undistributed net investment income	147,155
Accumulated net realized loss on investments	(14,724,825)
Net unrealized appreciation of investments	19,103,514
Total net assets	$327,296,451

15

Statement of net assets
Delaware Small Cap Value Fund

≠	The rate shown is the effective yield at the time of purchase.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $22,782,650 of securities loaned.
@	Illiquid security. At November 30, 2009, the aggregate amount of illiquid securities was $1,226,566, which represented 0.37% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2009, the aggregate amount of fair valued securities was $4,652,636, which represented 1.42% of the Fund’s net assets. See Note 1 in ”Notes to financial statements.”

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Value Fund
Net asset value Class A (A)	$27.53
Sales charges (5.75% of offering price) (B)	1.68
Offering price	$29.21

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

16

Statement of operations
Delaware Small Cap Value Fund	Year Ended November 30, 2009

Investment Income:
Dividends	$4,937,786
Interest	9,408
Securities lending income	97,139
Foreign tax withheld	(3,032)	$5,041,301

Expenses:
Management fees	2,226,674
Distribution expenses – Class A	633,469
Distribution expenses – Class B	184,300
Distribution expenses – Class C	414,180
Distribution expenses – Class R	82,803
Dividend disbursing and transfer agent fees and expenses	1,292,319
Accounting and administration expenses	118,756
Reports and statements to shareholders	91,473
Registration fees	76,465
Legal fees	49,208
Audit & tax	25,816
Trustees’ fees	18,227
Insurance fees	7,817
Custodian fees	5,797
Consulting fees	4,213
Pricing fees	2,950
Dues and services	2,399
Trustees’ expenses	1,470	5,238,336
Less fees waived		(414,973)
Less waiver of distribution expenses – Class A		(105,578)
Less waiver of distribution expenses – Class R		(13,801)
Total expenses		4,703,984
Net Investment Income		337,317

18

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	$(14,057,242)
Foreign currencies	(246)
Net realized loss	(14,057,488)
Net change in unrealized appreciation/depreciation of investments	89,703,069
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	75,645,581

Net Increase in Net Assets Resulting from Operations	$75,982,898

See accompanying notes

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year Ended
	11/30/09	11/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$337,317	$346,571
Net realized loss on investments and foreign currencies	(14,057,488)	(283,632)
Net change in unrealized
appreciation/depreciation of investments	89,703,069	(169,042,827)
Net increase (decrease) in net assets resulting
from operations	75,982,898	(168,979,888)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(565,105)	—
Institutional Class	(83,885)	—

Net realized gain on investments:
Class A	—	(36,249,009)
Class B	—	(5,369,287)
Class C	—	(9,806,574)
Class R	—	(2,003,395)
Institutional Class	—	(2,385,198)
	(648,990)	(55,813,463)

Capital Share Transactions:
Proceeds from shares sold:
Class A	33,966,564	44,883,012
Class B	312,567	365,548
Class C	3,420,315	6,866,414
Class R	5,800,215	7,231,904
Institutional Class	5,657,163	4,930,839

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	531,579	34,396,594
Class B	—	5,029,038
Class C	—	9,210,483
Class R	—	2,003,388
Institutional Class	83,443	2,364,526
	49,771,846	117,281,746

20

	Year Ended
	11/30/09	11/30/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(61,137,820)	$(111,709,459)
Class B	(8,925,026)	(19,676,154)
Class C	(13,209,767)	(33,121,658)
Class R	(6,254,696)	(8,648,107)
Institutional Class	(6,566,062)	(9,724,384)
	(96,093,371)	(182,879,762)
Decrease in net assets derived from
capital share transactions	(46,321,525)	(65,598,016)
Net Increase (Decrease) in Net Assets	29,012,383	(290,391,367)

Net Assets:
Beginning of year	298,284,068	588,675,435
End of year (including undistributed net investment
income of $147,155 and $459,074, respectively)	$327,296,451	$298,284,068

See accompanying notes

21

Financial highlights
Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions:
Net investment income
From net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

22

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$21.340	$36.000	$41.970	$39.110	$39.640

0.059	0.072	(0.050)	(0.047)	(0.075)
6.191	(11.314)	(2.647)	5.960	4.170
6.250	(11.242)	(2.697)	5.913	4.095

(0.060)	—	—	—	—
—	(3.418)	(3.273)	(3.053)	(4.625)
(0.060)	(3.418)	(3.273)	(3.053)	(4.625)

$27.530	$21.340	$36.000	$41.970	$39.110

29.01%	(34.55% )	(6.90% )	16.26%	11.42%

$233,317	$205,439	$389,129	$493,193	$409,567
1.43%	1.44%	1.37%	1.41%	1.44%

1.62%	1.52%	1.42%	1.44%	1.44%
0.27%	0.25%	(0.12% )	(0.12% )	(0.20% )

0.08%	0.17%	(0.17% )	(0.15% )	(0.20% )
19%	13%	23%	36%	33%

23

Financial highlights
Delaware Small Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

24

Year Ended
11/30/09		11/30/08	11/30/07	11/30/06	11/30/05
$19.130		$32.860	$38.860	$36.690	$37.690

(0.088)		(0.127)	(0.314)	(0.306)	(0.311)
5.528		(10.185)	(2.413)	5.529	3.936
5.440		(10.312)	(2.727)	5.223	3.625

—		(3.418)	(3.273)	(3.053)	(4.625)
—		(3.418)	(3.273)	(3.053)	(4.625)

$24.570		$19.130	$32.860	$38.860	$36.690

28.44%		(35.08% )	(7.59% )	15.38%	10.68%

$17,532		$21,825	$54,684	$94,495	$110,684
2.18%		2.19%	2.12%	2.14%	2.14%

2.32%		2.22%	2.12%	2.14%	2.14%
(0.48%	)	(0.50% )	(0.87% )	(0.85% )	(0.90% )

(0.62%	)	(0.53% )	(0.87% )	(0.85% )	(0.90% )
19%		13%	23%	36%	33%

25

Financial highlights
Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

26

Year Ended
11/30/09		11/30/08	11/30/07	11/30/06	11/30/05
$19.120		$32.850	$38.840	$36.670	$37.680

(0.090)		(0.126)	(0.314)	(0.306)	(0.313)
5.530		(10.186)	(2.403)	5.529	3.928
5.440		(10.312)	(2.717)	5.223	3.615

—		(3.418)	(3.273)	(3.053)	(4.625)
—		(3.418)	(3.273)	(3.053)	(4.625)

$24.560		$19.120	$32.850	$38.840	$36.670

28.45%		(35.05% )	(7.56% )	15.39%	10.65%

$44,564		$44,339	$97,428	$145,385	$119,968
2.18%		2.19%	2.12%	2.14%	2.14%

2.32%		2.22%	2.12%	2.14%	2.14%
(0.48%	)	(0.50% )	(0.87% )	(0.85% )	(0.90% )

(0.62%	)	(0.53% )	(0.87% )	(0.85% )	(0.90% )
19%		13%	23%	36%	33%

27

Financial highlights
Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

28

Year Ended
11/30/09		11/30/08	11/30/07	11/30/06	11/30/05
$20.970		$35.530	$41.550	$38.840	$39.480

0.003		(0.002)	(0.146)	(0.138)	(0.169)
6.097		(11.140)	(2.601)	5.901	4.154
6.100		(11.142)	(2.747)	5.763	3.985

—		(3.418)	(3.273)	(3.053)	(4.625)
—		(3.418)	(3.273)	(3.053)	(4.625)

$27.070		$20.970	$35.530	$41.550	$38.840

29.09%		(34.74% )	(7.11% )	15.97%	11.15%

$15,971		$12,761	$21,126	$20,564	$10,574
1.68%		1.69%	1.62%	1.64%	1.70%

1.92%		1.82%	1.72%	1.74%	1.74%
0.02%		—	(0.37% )	(0.35% )	(0.46% )

(0.22%	)	(0.13% )	(0.47% )	(0.45% )	(0.50% )
19%		13%	23%	36%	33%

29

Financial highlights
Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

30

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$22.170	$37.190	$43.140	$40.020	$40.350

0.116	0.148	0.049	0.058	0.036
6.427	(11.750)	(2.726)	6.115	4.259
6.543	(11.602)	(2.677)	6.173	4.295

(0.133)	—	—	—	—
—	(3.418)	(3.273)	(3.053)	(4.625)
(0.133)	(3.418)	(3.273)	(3.053)	(4.625)

$28.580	$22.170	$37.190	$43.140	$40.020

29.28%	(34.38% )	(6.65% )	16.56%	11.77%

$15,912	$13,920	$26,308	$37,033	$30,918
1.18%	1.19%	1.12%	1.14%	1.14%

1.32%	1.22%	1.12%	1.14%	1.14%
0.52%	0.50%	0.13%	0.15%	0.10%

0.38%	0.47%	0.13%	0.15%	0.10%
19%	13%	23%	36%	33%

31

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2009

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

32

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

33

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2009.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the codification for the year ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 21, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from April 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, did not exceed 1.19% and 1.20%, respectively, of average daily net assets of the Fund (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 1.19% of average daily net assets of the Fund until such time as the waiver is discontinued. Prior to April 1, 2009, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 Plan expenses, brokerage fees, certain

34

insurance costs, and nonroutine expenses), did not exceed 1.16% of average daily net assets of the Fund. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. The current expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2009, the Fund was charged $14,844 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2010, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

Investment management fee payable to DMC	$ 202,391
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	64,671
Distribution fees payable to DDLP	106,894
Other expenses payable to DMC and affiliates	6,294

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2009, the Fund was charged $25,145 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2009, DDLP earned $13,931 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2009, DDLP received gross CDSC commissions of $—, $26,333 and $2,923 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

35

Notes to financial statements
Delaware Small Cap Value Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2009, the Fund made purchases of $55,522,140 and sales of $89,890,211 of investment securities other than short-term investments.

At November 30, 2009, the cost of investments for federal income purposes was $331,475,268. At November 30, 2009, net unrealized appreciation was $18,994,401, of which $70,499,815 related to unrealized appreciation of investments and $51,505,414 related to unrealized depreciation of investments.

The Fund applies the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs that are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

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The following table summarizes the valuation of the Fund’s investments by the ASC 820 fair value hierarchy levels as November 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$320,411,486	$—	$1,599,064	$322,010,550
Corporate Debt	—	—	3,053,572	3,053,572
Short-Term	—	2,509,003	—	2,509,003
Securities Lending Collateral	13,041,180	9,838,698	16,666	22,896,544
Total	$333,452,666	$12,347,701	$4,669,302	$350,469,669

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
	Total	Common	Corporate	Lending
	Fund	Stock	Debt	Collateral
Balance as of 11/30/08	$32,155	$—	$—	$32,155
Net purchase, sales, and settlements	2,882,784	990,784	1,892,000	—
Net change in unrealized
appreciation/depreciation	1,754,363	608,280	1,161,572	(15,489)
Balance as of 11/30/09	$4,669,302	$1,599,064	$3,053,572	$16,666

Net change in unrealized appreciation/
depreciation from investments still held
as of 11/30/09	$1,754,363	$608,280	$1,161,572	$(15,489)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2009 and 2008 was as follows:

	Year Ended
	11/30/09	11/30/08
Ordinary Income	$648,990	$316,226
Long-term capital gain	—	55,497,237
Total	$648,990	$55,813,463

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Notes to financial statements
Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis

As of November 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$322,770,607
Undistributed ordinary income	147,155
Capital loss carryforwards	(14,615,712)
Unrealized appreciation of investments	18,994,401
Net assets	$327,296,451

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2009, the Fund recorded the following reclassifications.

Undistributed net investment income.	$(246)
Accumulated net realized loss	246

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2009 will expire as follows: $297,876 expires in 2016 and $14,317,836 expires in 2017.

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6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/09	11/30/08
Shares sold:
Class A	1,527,883	1,465,800
Class B	15,520	13,363
Class C	166,728	258,185
Class R	261,081	244,933
Institutional Class	224,300	156,706

Shares issued upon reinvestment of dividends and distributions:
Class A	25,029	1,044,854
Class B	—	169,157
Class C	—	310,013
Class R	—	61,776
Institutional Class	3,795	69,300
	2,224,336	3,794,087

Shares repurchased:
Class A	(2,704,685)	(3,691,741)
Class B	(442,843)	(705,823)
Class C	(671,019)	(1,215,902)
Class R	(279,423)	(292,915)
Institutional Class	(299,069)	(305,651)
	(4,397,039)	(6,212,032)
Net decrease	(2,172,703)	(2,417,945)

For the years ended November 30, 2009 and 2008, 184,080 Class B shares were converted to 164,901 Class A shares valued at $3,863,811 and 202,901 Class B shares were converted to 183,322 Class A shares valued at $5,984,507, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in the net assets.

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Notes to financial statements
Delaware Small Cap Value Fund

 7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of November 30, 2009 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At November, 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund may also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of

40

investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to any change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by securities collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2009, the value of the securities on loan was $22,782,650, for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2009, the value of invested collateral was $22,896,544. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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Notes to financial statements
Delaware Small Cap Value Fund

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. A Special Meeting of Shareholders (Meeting) of the Fund was called for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). The proxy solicitation with respect to the Fund is still in progress. As noted in the proxy materials relating to the Meeting, DMC will continue to serve as investment adviser to the Fund under an interim advisory agreement pending the conclusion of the Meeting.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended November 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—
(B)	Ordinary Income Distributions* (Tax Basis)	100.00%
	Total Distributions (Tax Basis)	100.00%
(C)	Qualifying Dividends1	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $648,990 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

  For the fiscal year ended November 30, 2009, certain dividends paid by the Fund have been determined to be interest related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2009, the Fund has designated maximum distributions of Qualified Interest Income of $1,153.

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Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V — Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 21, 2010

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Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including a majority of independent Trustees, approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”) which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Trustees.

At the Meeting, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).
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In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);
45

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of New Investment Advisory Agreement (continued)
  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory

46

Agreements. Moreover, the Board concluded that the Funds would probably benefit from the expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the Funds compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Trustees, including the independent Trustees in consultation with their independent counsel, reviewed the investment performance of each Fund. The Trustees compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

The Board therefore concluded that the investment performance of the Funds, on an aggregate basis, had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any

47

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of New Investment Advisory Agreement (continued)

material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Trustees also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Trustees concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Trustees expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

48

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a

49

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of New Investment Advisory Agreement (continued)

result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, including service relationships with DMC, DSC, and Delaware Distributors, L.P., and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Trustees. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic

50

growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

56

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None4
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

57

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

58

Annual report Delaware Small Cap Core Fund November 30, 2009 Core equity mutual fund
This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund.

The figures in the annual report for Delaware Small Cap Core Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Core Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Small Cap Core Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	6
Sector allocation and top 10 holdings	8
Statement of net assets	9
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	30
Report of independent registered
public accounting firm	40
Other Fund information	41
Board of trustees/directors and officers addendum	50
About the organization	56

Views expressed herein are current as of Nov. 30, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Core Fund	Dec. 8, 2009

Performance preview (for the period ended Nov. 30, 2009)
Delaware Small Cap Core Fund (Class A shares)	1-year return	+25.36%
Russell 2000® Index (benchmark)	1-year return	+24.53%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year, Delaware Small Cap Core Fund advanced by 25.36% at net asset value and by 18.08% at maximum offer price (both figures are for Class A shares with all distributions reinvested). The Fund’s benchmark, the Russell 2000 Index, advanced by 24.53% for the same period. For the Fund’s complete, annualized performance information, please see the table on page 3.

Difficult markets at outset

In what was hardly an inspiring start to the Fund’s fiscal year, a National Bureau of Economic Research (NBER) announcement in December 2008 confirmed that the U.S. economy was in recession, and had been for one full year. The announcement by the NBER, which formally dates U.S. business cycles, was supported by gloomy data released around at that time: unemployment reached levels not seen in 15 years, and home prices continued their long and nagging fall. Commodity prices were collapsing as well, as global demand remained weak.

During the winter months, stocks performed very poorly as the free-falling economy seemed to undergo its worst stretch and pessimism prevailed among investors. However, general stock-market sentiment turned in March 2009, as investors increasingly came to believe that the worst of the recession was past and that worst-case economic scenarios had been avoided. By

  As the period opened, stocks performed very poorly as the free-falling economy seemed to undergo its worst stretch and pessimism prevailed among investors.

  However, general stock-market sentiment turned in March, as investors increasingly came to believe that the worst of the recession was past and that worst-case economic scenarios had been avoided.

  The Fund generated positive returns during the year, participating in the broader equity market’s rebound.

  Fund performance during the year generally benefited from its defensive positioning within the financial sector. Alternatively, holdings in the technology sector had the most significant negative effect when comparing returns against the Fund’s benchmark, the Russell 2000 Index.

Portfolio management review
Delaware Small Cap Core Fund

the end of the fiscal year on Nov. 30, 2009, economic data in the United States had improved notably, although many observers remained significantly guarded. Still-high unemployment and other lingering effects from the severe recession posed ongoing threats to the recovery.

Within the Fund

Looking at Delaware Small Cap Core Fund’s performance across sector lines, its holdings in the technology sector had the most significant negative effect when comparing returns against the Fund’s benchmark, the Russell 2000 Index. Despite gains for the group, the Fund’s technology holdings did not keep pace with the index constituents, partly due to a general lack of exposure to more-cyclical areas of the technology market. Toward the latter part of 2009, as the economy started showing signs of recovery, we increased the Fund’s exposure to technology, and at fiscal-year end maintained a positive bias toward the sector going forward. We generally like the sector’s healthy balance sheets, and believe improved spending from consumers and corporations hold the potential to help restore top-line growth in 2010.

Consumer staples also created headwinds for the Fund’s performance against the index. An overweight position in Chattem, a manufacturer of over-the-counter healthcare products, suffered from the consumer trade-down effect as weak economic conditions caused consumers to avoid branded products in favor of cheaper alternatives.

The Fund’s strongest sector performance versus the benchmark index came in the financial sector. The Fund’s defensive positioning within the sector, together with strong returns from brokerage firms and asset managers (such as Greenhill & Co. and Waddell & Reed Financial), led to the Fund’s outperformance of the benchmark grouping. At fiscal year end, we remained generally positive about the outlook for the life insurance industry, and we also planned to continue seeking opportunities among regional banks.

The healthcare sector was also among the strongest within the Fund for the fiscal period. Notable advances were posted by Medarex, a drug developer focused on therapeutics that are based on human antibodies, and Quality Systems, a developer of automated information systems used by a broad range of healthcare services providers. In the years ahead, we believe demand for healthcare services could generally increase, due in part to an aging population and remarkable improvements in medical technology. We do, however, expect the possibility of near-term volatility in healthcare stocks, as anxiety builds around the proposed legislation that is making its way through Washington as we write this report.

Seeking opportunities as small-caps rebound

Since the lows reached in March 2009, small-cap stocks have risen by more than 50%. We believe that where they were once deeply undervalued, they now more accurately reflect economic reality.

During the upcoming fiscal year, we’ll look to manage the Fund with a “bottom up” approach, selecting securities based primarily on the attractiveness of individual companies. That said, currently our intent is to seek opportunities to increase the Fund’s exposure to more-cyclical areas of the small-cap basket.

Performance summary
Delaware Small Cap Core Fund	Nov. 30, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+25.36%	-1.62%	+7.65%	+7.46%
Including sales charge	+18.08%	-2.78%	+7.02%	+6.88%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	+25.48%	n/a	n/a	-4.91%
Including sales charge	+24.48%	n/a	n/a	-4.91%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+26.06%	n/a	n/a	-4.44%
Including sales charge	+26.06%	n/a	n/a	-4.44%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+25.78%	-1.39%	+7.77%	+7.58%
Including sales charge	+25.78%	-1.39%	+7.77%	+7.58%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 3 through 5.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

Performance summary
Delaware Small Cap Core Fund

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets through March 31, 2010.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available Aug. 1, 2005, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% through March 31, 2010.

Institutional Class shares were first made available Dec. 29, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

In addition to the normal risks associated with investing, products of technology companies may be subject to severe competition and rapid obsolescence.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets from Sept. 11, 2009 until the voluntary cap is discontinued; and (2) contractually limit the Class A and Class R shares distribution and service fees from April 1, 2009 through March 31, 2010 to 0.25% and 0.50%, respectively, of average net assets. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.57%	2.27%	1.87%	1.27%
(without fee waivers)
Net expenses	1.52%	2.27%	1.77%	1.27%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary
	and contractual		and contractual

Performance of a $10,000 investment

Average annual total returns from Nov. 30, 1999, through Nov. 30, 2009

For period beginning Nov. 30, 1999, through Nov. 30, 2009	Starting value	Ending value
Delaware Small Cap Core Fund — Class A Shares	$9,425	$19,691
Russell 2000 Index (benchmark)	$10,000	$14,552

The chart assumes $10,000 invested in the Fund on Nov. 30, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 3 through 5.

The chart also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 1999.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

Disclosure of Fund expenses
For the period June 1, 2009 to November 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2009 to November 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,130.70	1.45%	$7.74
Class C	1,000.00	1,127.80	2.20%	11.73
Class R	1,000.00	1,129.10	1.70%	9.07
Institutional Class	1,000.00	1,134.20	1.20%	6.42
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class C	1,000.00	1,014.04	2.20%	11.11
Class R	1,000.00	1,016.55	1.70%	8.59
Institutional Class	1,000.00	1,019.05	1.20%	6.07

Delaware Management Company (DMC) has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from April 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, do not exceed 1.45% and 1.15%, respectively, of average daily net assets of the Fund (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)). The Fund’s expense analysis would be as follows if this new limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,130.70	1.40%	$7.48
Class C	1,000.00	1,127.80	2.15%	11.47
Class R	1,000.00	1,129.10	1.65%	8.81
Institutional Class	1,000.00	1,134.20	1.15%	6.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class C	1,000.00	1,014.29	2.15%	10.86
Class R	1,000.00	1,016.80	1.65%	8.34
Institutional Class	1,000.00	1,019.30	1.15%	5.82

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings
Delaware Small Cap Core Fund	As of November 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock	99.20%
Basic Materials	4.39%
Business Services	8.84%
Capital Goods	10.38%
Communication Services	1.57%
Consumer Discretionary	8.07%
Consumer Services	5.02%
Consumer Staples	2.04%
Energy	4.72%
Financials	13.55%
Health Care	12.80%
Media	0.68%
Real Estate	4.05%
Technology	20.44%
Transportation	0.86%
Utilities	1.79%
Discount Note	1.21%
Securities Lending Collateral	15.41%
Obligation to Return Securities Lending Collateral	(15.77%)
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Home Properties	1.00%
Catalyst Health Solutions	1.00%
Anixter International	1.00%
Chattem	0.95%
Rock-Tenn Class A	0.91%
ViaSat	0.91%
Prosperity Bancshares	0.90%
Kforce	0.89%
Max Capital Group	0.89%
Quality Systems	0.87%

Statement of net assets
Delaware Small Cap Core Fund	November 30, 2009

		Number of shares	Value
Common Stock – 99.20%
Basic Materials – 4.39%
†	Graftech International	34,740	$511,025
	Olin	28,900	484,653
	Rock-Tenn Class A	13,390	604,827
†	Rockwood Holdings	20,880	470,009
	Schulman (A.)	23,400	381,888
	Silgan Holdings	8,530	456,952
			2,909,354
Business Services – 8.84%
	Administaff	16,930	377,370
	American Ecology	18,180	294,334
†	AMN Healthcare Services	39,030	311,850
*†	CRA International	12,020	298,937
†	DynCorp International Class A	28,770	402,205
*	IESI-BFC	26,040	368,726
†	Kforce	45,450	588,577
*†	Lincoln Educational Services	20,630	456,336
	McGrath RentCorp	20,280	419,188
†	Metalico	76,900	318,366
†	RiskMetrics Group	21,710	324,130
†	TeleTech Holdings	25,600	493,824
†	Tetra Tech	15,600	410,904
*†	Titan Machinery	20,950	235,269
†	United Stationers	10,950	557,793
			5,857,809
Capital Goods – 10.38%
*	AAON	17,050	322,927
*	Acuity Brands	13,220	426,742
	Applied Industrial Technologies	20,140	417,905
*	Barnes Group	23,400	362,934
†	Chart Industries	23,140	384,124
†	Columbus McKinnon	27,120	425,784
	Cooper Tire & Rubber	15,100	270,592
	Ducommun	9,000	167,850
	ESCO Technologies	6,700	223,780
†	Esterline Technologies	10,900	440,251
*	Granite Construction	11,200	335,664
†	Kadant	17,400	250,908

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Capital Goods (continued)
	Koppers Holdings	13,920	$393,240
	Lufkin Industries	9,090	546,944
†	MYR Group/Delaware	10,500	164,010
†	Rofin-Sinar Technologies	12,400	282,472
†	Tenneco	17,300	249,466
	Triumph Group	8,620	413,674
†	Tutor Perini	18,580	308,800
*†	Willbros Group	30,970	487,778
			6,875,845
Communication Services – 1.57%
*	Alaska Communications Systems Group	49,700	363,307
†	IPG Photonics	18,300	273,951
	NTELOS Holdings	23,990	403,272
			1,040,530
Consumer Discretionary – 8.07%
	Big 5 Sporting Goods	12,800	209,152
†	Citi Trends	15,900	433,752
*†	DSW Class A	18,100	422,454
*†	G-III Apparel Group	23,300	395,401
*†	Gymboree	11,600	463,072
*†	Iconix Brand Group	32,200	362,572
*†	Jo-Ann Stores	13,350	445,356
	Jones Apparel Group	18,000	305,100
†	Jos. A. Bank Clothiers	4,700	191,807
†	Perry Ellis International	21,900	306,162
	Phillips-Van Heusen	12,110	484,400
†	Susser Holdings	30,250	320,650
*†	Tractor Supply	10,900	508,921
†	ULTA Salon Cosmetics & Fragrance	30,000	492,900
			5,341,699
Consumer Services – 5.02%
†	AFC Enterprises	38,800	303,804
†	Bally Technologies	9,640	400,349
*†	Buffalo Wild Wings	12,020	480,079
†	CEC Entertainment	9,310	271,480
	CKE Restaurants	53,280	449,683

10

		Number of shares	Value
Common Stock (continued)
Consumer Services (continued)
†	Jack in the Box	26,980	$503,716
†	Papa John’s International	13,540	299,505
†	Shuffle Master	37,600	307,192
†	WMS Industries	8,000	311,040
			3,326,848
Consumer Staples – 2.04%
	Casey’s General Stores	16,900	516,971
*†	Chattem	9,510	626,138
	Lance	8,550	208,193
			1,351,302
Energy – 4.72%
*	Berry Petroleum Class A	18,300	500,139
†	Bristow Group	13,550	465,036
*†	Carrizo Oil & Gas	20,800	437,840
†	Key Energy Group	48,200	367,284
	Penn Virginia	22,620	409,874
†	Pioneer Drilling	42,100	255,126
†	Rosetta Resources	22,900	360,675
*†	Swift Energy	15,500	332,785
			3,128,759
Financials – 13.55%
	American Equity Investment Life Holding	23,100	169,092
	Amtrust Financial Services	24,800	296,360
	Apollo Investment	50,750	488,215
	Ares Capital	29,300	340,466
	Aspen Insurance Holdings	10,040	260,136
	Assured Guaranty	12,400	281,232
	City Holding	13,450	438,739
	Dime Community Bancshares	43,800	492,312
	First Mercury Financial	23,600	305,856
	Flushing Financial	32,200	351,302
	Harleysville Group	13,570	427,048
	Independent Bank (MA)	14,300	292,435
	Max Capital Group	26,950	587,241
	optionsXpress Holdings	32,500	497,250

11

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Financials (continued)
†	ProAssurance	7,530	$400,973
	Prosperity Bancshares	15,000	597,449
	Protective Life	19,160	316,906
	Provident Financial Services	34,940	369,665
	RLI	9,040	455,887
	TCF Financial	23,980	315,097
†	Texas Capital Bancshares	23,400	339,768
	Trustmark	22,300	427,268
	Univest Corporation of Pennsylvania	10,200	165,138
	Webster Financial	28,100	357,713
			8,973,548
Health Care – 12.80%
†	Affymetrix	33,400	158,316
†	Align Technology	24,670	403,601
†	Alkermes	47,030	422,329
†	Catalyst Health Solutions	19,390	659,453
†	Celera	53,410	333,278
*†	Conmed	24,840	516,424
†	CryoLife	47,300	270,556
†	Eurand	37,050	442,748
†	Human Genome Sciences	7,400	205,868
†	Martek Biosciences	11,000	191,400
*†	Medivation	4,900	150,430
†	Merit Medical Systems	24,690	406,891
†	Odyssey HealthCare	24,200	351,626
†	Onyx Pharmaceuticals	19,290	551,886
*†	OSI Pharmaceuticals	11,160	371,740
*†	PharMerica	18,070	271,954
*†	Psychiatric Solutions	20,100	445,416
*†	Quidel	25,600	321,792
†	Regeneron Pharmaceuticals	26,510	486,459
†	Res-Care	25,100	322,033
†	SonoSite	14,150	319,649
†	Sun Healthcare Group	45,150	381,969
*	West Pharmaceutical Services	12,710	489,971
			8,475,789

12

		Number of shares	Value
Common Stock (continued)
Media – 0.68%
†	Carmike Cinemas	15,800	$96,222
	National CineMedia	24,150	352,832
			449,054
Real Estate – 4.05%
	EastGroup Properties	13,400	508,128
*	Entertainment Properties Trust	15,000	473,850
*	Home Properties	14,810	665,413
	Sovran Self Storage	14,630	472,842
	Tanger Factory Outlet Centers	14,300	561,275
			2,681,508
Technology – 20.44%
	American Software Class A	34,100	208,692
*†	Amkor Technologies	53,100	294,705
*†	Anixter International	15,250	659,104
†	Applied Micro Circuits	44,500	330,635
*†	Arris Group	29,300	292,707
*†	Atheros Communications	17,300	492,531
*†	Digital River	14,900	375,927
†	Emdeon Class A	2,400	36,216
†	FARO Technologies	22,790	444,633
	iGate	57,180	546,069
	InfoGROUP	55,050	445,905
†	Informatica	25,240	566,637
†	IXYS	46,300	298,172
*†	j2 Global Communications	20,800	413,504
†	JDA Software Group	19,650	461,382
†	Knology	38,850	383,061
†	Lawson Software	70,850	464,068
†	Netgear	22,210	440,869
	NIC	30,200	261,532
	Plantronics	7,900	182,885
†	Progress Software	23,350	562,502
*	Quality Systems	9,650	574,078
†	Radiant Systems	38,000	368,220
†	Sapient	59,940	441,158
†	SAVVIS	29,050	363,706
†	Semtech	21,900	350,838

13

Statement of net assets
Delaware Small Cap Core Fund

	Number of shares	Value
Common Stock (continued)
Technology (continued)
† Smith Micro Software	36,200	$229,146
*† SolarWinds	13,980	259,329
*† Synaptics	18,420	496,235
† Tekelec	35,590	506,090
United Online	58,810	399,908
† ValueClick	43,930	414,260
† ViaSat	19,730	604,724
† Vocus	22,350	365,199
		13,534,627
Transportation – 0.86%
† HUB Group	21,470	567,882
		567,882
Utilities – 1.79%
Cleco	13,490	344,265
* Otter Tail	13,370	307,911
UIL Holdings	9,180	247,493
UNTIL	13,490	285,853
		1,185,522
Total Common Stock (cost $66,312,823)		65,700,076
	Principal amount
≠Discount Note – 1.21%
Federal Home Loan Bank 0.02% 12/1/09	$805,001	805,001
Total Discount Note (cost $805,001)		805,001

Total Value of Securities Before Securities
Lending Collateral – 100.41% (cost $67,117,824)		66,505,077
	Number of shares
Securities Lending Collateral** – 15.41%
Investment Companies
Mellon GSL DBT II Collateral Fund	6,871,042	6,871,042
BNY Mellon SL DBT II Liquidating Fund	3,360,797	3,324,164
†@Mellon GSL Reinvestment Trust II	214,226	9,105
Total Securities Lending Collateral (cost $10,446,065)		10,204,311

14

Total Value of Securities – 115.82%
(cost $77,563,889)	$76,709,388 ©
Obligation to Return Securities
Lending Collateral** – (15.77%)	(10,446,065)
Liabilities Net of Receivables and
Other Assets – (0.05%)	(34,274)
Net Assets Applicable to 7,590,684
Shares Outstanding – 100.00%	$66,229,049

Net Asset Value – Delaware Small Cap Core Fund
Class A ($24,511,407 / 2,804,174 Shares)	$8.74
Net Asset Value – Delaware Small Cap Core Fund
Class C ($7,468,163 / 882,074 Shares)	$8.47
Net Asset Value – Delaware Small Cap Core Fund
Class R ($3,848,354 / 444,237 Shares)	$8.66
Net Asset Value – Delaware Small Cap Core Fund
Institutional Class ($30,401,125 / 3,460,199 Shares)	$8.79

Components of Net Assets at November 30, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$93,928,246
Undistributed net investment income	10,462
Accumulated net realized loss on investments	(26,855,158)
Net unrealized depreciation of investments
and foreign currencies	(854,501)
Total net assets	$66,229,049

†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
@	Illiquid security. At November 30, 2009, the aggregate amount of illiquid securities was $9,105, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $10,126,045 of securities loaned.

15

Statement of net assets
Delaware Small Cap Core Fund

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Core Fund
Net asset value Class A (A)	$8.74
Sales charge (5.75% of offering price) (B)	0.53
Offering price	$9.27

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

16

Statement of operations
Delaware Small Cap Core Fund	Year Ended November 30, 2009

Investment Income:
Dividends	$760,382
Interest	2,437
Securities lending income	78,185
Foreign tax withheld	(1,742)	$839,262

Expenses:
Management fees	422,331
Dividend disbursing and transfer agent fees and expenses	184,762
Distribution expenses – Class A	56,675
Distribution expenses – Class C	74,304
Distribution expenses – Class R	20,025
Registration fees	55,169
Reports and statements to shareholders	27,125
Accounting and administration expenses	22,524
Audit and tax	14,069
Legal fees	9,371
Custodian fees	3,558
Trustees’ fees	3,423
Pricing fees	2,832
Insurance fees	1,456
Dues and services	1,229
Consulting fees	773
Trustees’ expenses	267	899,893
Less fees waived		(72,963)
Less waived distribution expenses – Class A		(9,446)
Less waived distribution expenses – Class R		(3,337)
Total operating expenses		814,147
Net Investment Income		25,115

18

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$(11,635,427)
Foreign currencies	454
Net realized loss	(11,634,973)
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	24,460,977
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	12,826,004

Net Increase in Net Assets Resulting from Operations	$12,851,119

See accompanying notes

19

Statements of changes in net assets
Delaware Small Cap Core Fund

	Year Ended
	11/30/09	11/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,115	$115,166
Net realized loss on investments and foreign currencies	(11,634,973)	(15,289,610)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	24,460,977	(20,167,182)
Net increase (decrease) in net assets resulting
from operations	12,851,119	(35,341,626)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(18,850)	—
Institutional Class	(108,923)	—

Net realized gain on investments:
Class A	—	(1,661,864)
Class C	—	(747,248)
Class R	—	(129,165)
Institutional Class	—	(1,184,753)
	(127,773)	(3,723,030)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,062,961	15,242,391
Class C	1,721,059	3,445,661
Class R	2,086,498	2,133,293
Institutional Class	7,210,564	16,003,810

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	16,791	1,456,794
Class C	—	706,562
Class R	—	129,164
Institutional Class	108,923	1,184,571
	21,206,796	40,302,246

20

	Year Ended
	11/30/09	11/30/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(7,249,016)	$(25,213,086)
Class C	(3,393,126)	(8,306,747)
Class R	(1,611,578)	(986,931)
Institutional Class	(6,069,148)	(10,952,917)
	(18,322,868)	(45,459,681)
Increase (decrease) in net assets derived from
capital share transactions	2,883,928	(5,157,435)
Net Increase (Decrease) in Net Assets	15,607,274	(44,222,091)

Net Assets:
Beginning of year	50,621,775	94,843,866
End of year (including undistributed net investment
income of $10,462 and $112,666, respectively)	$66,229,049	$50,621,775

See accompanying notes

21

Financial highlights
Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

22

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$6.930	$12.150	$13.030	$11.380	$14.600

0.003	0.019	(0.010)	(0.015)	0.022
1.815	(4.747)	(0.450)	1.895	1.035
1.818	(4.728)	(0.460)	1.880	1.057

(0.008)	—	—	—	(0.025)
—	(0.492)	(0.420)	(0.230)	(4.252)
(0.008)	(0.492)	(0.420)	(0.230)	(4.277)

$8.740	$6.930	$12.150	$13.030	$11.380

25.36%	(40.55% )	(3.62% )	16.83%	9.04%

$24,512	$17,529	$41,871	$25,220	$3,863
1.45%	1.34%	1.29%	1.26%	1.02%

1.63%	1.57%	1.47%	1.73%	2.53%
0.04%	0.19%	(0.07% )	(0.13% )	0.20%

(0.14% )	(0.04% )	(0.25% )	(0.60% )	(1.31% )
79%	84%	104%	121%	104%

23

Financial highlights
Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss2
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4 The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

24

					8/1/051
Year Ended					to
11/30/09		11/30/08	11/30/07	11/30/06	11/30/05
$6.750		$11.940	$12.910	$11.360	$11.590

(0.052)		(0.055)	(0.105)	(0.106)	(0.021)
1.772		(4.643)	(0.445)	1.886	(0.209)
1.720		(4.698)	(0.550)	1.780	(0.230)

—		(0.492)	(0.420)	(0.230)	—
—		(0.492)	(0.420)	(0.230)	—

$8.470		$6.750	$11.940	$12.910	$11.360

25.48%		(41.03% )	(4.37% )	15.97%	(1.98%	)

$7,468		$7,494	$18,697	$11,777	$866
2.20%		2.09%	2.04%	2.01%	2.00%

2.33%		2.27%	2.17%	2.43%	5.14%
(0.71%	)	(0.56% )	(0.82% )	(0.88% )	(0.56%	)

(0.84%	)	(0.74% )	(0.95% )	(1.30% )	(3.71%	)
79%		84%	104%	121%	104%	4

25

Financial highlights
Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss2
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 As of November 30, 2005, the Delaware Small Cap Core Fund Class R had one share outstanding, representing the initial seed purchase. Shareholder data for this class prior to December 1, 2005 is not disclosed because management does not believe it to be meaningful.

2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

26

Year Ended
11/30/09		11/30/08	11/30/07	11/30/061
$6.870		$12.090	$13.000	$11.360

(0.016)		(0.005)	(0.042)	(0.047)
1.806		(4.723)	(0.448)	1.917
1.790		(4.728)	(0.490)	1.870

—		(0.492)	(0.420)	(0.230)
—		(0.492)	(0.420)	(0.230)

$8.660		$6.870	$12.090	$13.000

26.06%		(40.75% )	(3.86% )	16.78%

$3,848		$2,611	$3,100	$215
1.70%		1.59%	1.54%	1.51%

1.93%		1.87%	1.77%	2.03%
(0.21%	)	(0.06% )	(0.32% )	(0.38% )

(0.44%	)	(0.34% )	(0.55% )	(0.90% )
79%		84%	104%	121%

27

Financial highlights
Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$6.970	$12.190	$13.040	$11.390	$14.600

0.022	0.044	0.023	0.015	0.031
1.830	(4.772)	(0.453)	1.895	1.036
1.852	(4.728)	(0.430)	1.910	1.067

(0.032)	—	—	(0.030)	(0.025)
—	(0.492)	(0.420)	(0.230)	(4.252)
(0.032)	(0.492)	(0.420)	(0.260)	(4.277)

$8.790	$6.970	$12.190	$13.040	$11.390

25.78%	(40.41% )	(3.38% )	17.13%	9.14%

$30,401	$22,988	$31,176	$15,482	$6,645
1.20%	1.09%	1.04%	1.01%	0.94%

1.33%	1.27%	1.17%	1.43%	2.23%
0.29%	0.44%	0.18%	0.12%	0.28%

0.16%	0.26%	0.05%	(0.30% )	(1.01% )
79%	84%	104%	121%	104%

29

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2009

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or new events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-

30

likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $330 for the year ended November 30, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

31

Notes to financial statements
Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 21, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from April 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, do not exceed 1.45% and 1.15%, respectively, of average daily net assets of the Fund (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)). For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. Prior to April 1, 2009, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses) did not exceed 1.10% of average daily net assets of the Fund.

32

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2009, the Fund was charged $2,816 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2010, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$44,593
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	10,563
Distribution fees payable to DDLP	13,048
Other expenses payable to DMC and affiliates*	1,213

*
DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended November 30, 2009, the Fund was charged $4,806 for internal legal and tax services provided by DMC and/or its affiliates.

For the year ended November 30, 2009, DDLP earned $4,546 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2009, DDLP received gross CDSC commissions of $— and $615 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

33

Notes to financial statements
Delaware Small Cap Core Fund

3. Investments

For the year ended November 30, 2009, the Fund made purchases of $46,638,591 and sales of $43,245,071 of investment securities other than short-term investments.

At November 30, 2009, the cost of investments for federal income tax purposes was $80,022,330. At November 30, 2009, the net unrealized depreciation was $3,312,942, of which $5,629,289 related to unrealized appreciation of investments and $8,942,231 related to unrealized depreciation of investments.

The Fund applies the amended provisions of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets

Level 2 – Inputs are observable, directly or indirectly

Level 3 – Inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund investments by the ASC 820 fair value hierarchy levels as of November 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$65,700,076	$—	$—	$65,700,076
Short Term	—	805,001	—	805,001
Securities Lending Collateral	6,871,042	3,324,164	9,105	10,204,311
Total	$72,571,118	$4,129,165	$9,105	$76,709,388

34

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 11/30/08	$17,567
Net change in unrealized appreciation/depreciation	(8,462)
Balance as of 11/30/09	$9,105

Net change in unrealized appreciation/depreciation from
investments still held as of 11/30/09	$(8,462)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2009 and 2008 was as follows:

	Year Ended
	11/30/09	11/30/08
Ordinary income	$127,773	$1,033,856
Long-term capital gain	—	2,689,174
Total	$127,773	$3,723,030

5. Components of Net Assets on a Tax Basis

As of November 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$93,928,246
Undistributed ordinary income	10,462
Capital loss carryforwards	(24,396,717)
Unrealized depreciation of investments and foreign currencies	(3,312,942)
Net assets	$66,229,049

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

35

Notes to financial statements
Delaware Small Cap Core Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2009, the Fund recorded the following reclassifications.

Undistributed net investment income	$454
Accumulated net realized loss	(454)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carry forwards remaining at November 30, 2009 will expire as follows: $14,747,189 expires in 2016 and $9,649,528 expires in 2017.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/09	11/30/08
Shares sold:
Class A	1,272,014	1,449,626
Class C	237,544	341,626
Class R	273,019	212,992
Institutional Class	942,754	1,644,887

Shares issued upon reinvestment of dividends and distributions:
Class A	2,392	124,512
Class C	—	61,494
Class R	—	11,097
Institutional Class	15,472	100,901
	2,743,195	3,947,135

Shares repurchased:
Class A	(1,000,945)	(2,490,369)
Class C	(465,821)	(858,886)
Class R	(208,639)	(100,739)
Institutional Class	(797,017)	(1,004,928)
	(2,472,422)	(4,454,922)
Net increase (decrease)	270,773	(507,787)

36

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of November 30, 2009, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three-tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At November 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral

37

Notes to financial statements
Delaware Small Cap Core Fund

8. Securities Lending (continued)

received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2009, the value of the securities on loan was $10,126,045, for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2009, the value of invested collateral was $10,204,311. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

38

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—
(B)	Ordinary Income Distributions* (Tax Basis)	100%
	Total Distributions (Tax Basis)	100%
(C)	Qualifying Dividends1	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*
For the fiscal year ended November 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $127,773 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

39

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V — Delaware Small Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund of Delaware Group Equity Funds V at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 21, 2010

40

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments® Family of Funds (the “Board”), including a majority of independent Trustees, approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”) which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Trustees.

At the Meeting, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).
41

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of New Investment Advisory Agreement (continued)

In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);
42

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. Moreover, the Board concluded that the Funds would probably benefit from the

43

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of New Investment Advisory Agreement (continued)

expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the Funds compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Trustees, including the independent Trustees in consultation with their independent counsel, reviewed the investment performance of each Fund. The Trustees compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

The Board therefore concluded that the investment performance of the Funds, on an aggregate basis, had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement

44

would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Trustees also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Trustees concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Trustees expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

45

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of New Investment Advisory Agreement (continued)

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies

46

of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, including service relationships with DMC, DSC, and Delaware Distributors, L.P., and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Trustees. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie

47

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of New Investment Advisory Agreement (continued)

Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

48

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

50

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None4
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

55

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

56

Annual report Delaware Dividend Income Fund November 30, 2009 Value equity mutual fund
This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund.

The figures in the annual report for Delaware Dividend Income Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Dividend Income Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

On January 4, 2010, Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Dividend Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	5
Disclosure of Fund expenses	10
Security type and top 10 equity holdings	12
Statement of net assets	15
Statement of operations	40
Statements of changes in net assets	42
Financial highlights	44
Notes to financial statements	54
Report of independent registered
public accounting firm	68
Other Fund information	69
Board of trustees/directors and
officers addendum	78
About the organization	84

Views expressed herein are current as of November 30, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Dividend Income Fund	Dec. 8, 2009

Performance preview (for the period ended Nov. 30, 2009)
Delaware Dividend Income Fund (Class A shares)	1-year return	+39.35%
S&P 500 Index (benchmark)	1-year return	+25.39%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Dividend Income Fund, please see the table on page 5.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index

Delaware Dividend Income Fund returned +39.35% at net asset value and 31.31% at market price (both figures reflect all distributions reinvested) for the fiscal year ended Nov. 30, 2009. For comparison, the all-equity S&P 500 Index returned +25.39% during the year. Complete annualized performance information for Delaware Dividend Income Fund is shown in the table on page 5.

Prices of risky assets fell steeply before recovery

The fiscal year was largely a story in two parts. The period began amid the worst economic and financial markets that the portfolio management team has ever witnessed. The latter part of the period, however, featured a considerable recovery, with what the team viewed as extraordinarily attractive opportunities within both the fixed income and equity markets.

At the start of the fiscal period, financial markets were still reacting to the jolt received when storied Wall Street investment bank Lehman Brothers declared bankruptcy in September 2008. The bankruptcy, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the financial markets into a near panic. Risk aversion had become extreme by late 2008 and many investors fled all “risk” assets for the relative safety of securities issued by the U.S. government and other sovereign entities. Signs of the fallout from the financial crisis were abundant, both in the economy and in the securities markets.

The S&P 500 Index, a measure of the broad stock market in the United States, dropped by March to its lowest level since September 1996. Meanwhile, high yield bond spreads (which are used to measure a bond’s perceived level of risk) in the U.S. peaked in December 2008 at 21.0% as measured by J.P. Morgan, a level not seen since January 1995. (Source: Bloomberg.)

The prices of energy and commodities also fell sharply during the first half of the year, before starting to recover during the latter half. In early March 2009, the broad-based Thomson Reuters/Jefferies CRB Commodity Index dropped to its lowest level since January 2002 (source: Bloomberg). The price of crude oil also sank, with the West Texas Intermediate (a type of crude oil used as a benchmark in oil pricing) hitting a low of $31 a barrel in late December 2008, a full 78% below its all-time peak price of $145 in early July 2008 (source: Bloomberg).

Equity and fixed income markets touched lows in March 2009, and then began to recover vigorously for much of the rest of the period. The U.S. government along with the Federal Reserve stressed their intentions of

1

Portfolio management review
Delaware Dividend Income Fund

continuing to provide support for economic recovery for as long as necessary, which helped investors become more willing to accept risk. At first, it appeared to us that many investors reached for risk at the expense of quality, within both the equity and fixed income markets. Lower-rated bonds, for example, significantly outperformed their higher-rated peers during the spring and summer months, while stocks of many companies with questionable fundamentals outpaced those of fundamentally solid companies. As the market recovery matured, however, it broadened to include almost every corner of the market, including higher-quality securities.

Importantly, economies around the world began to show early signs of stabilization and cyclical recovery. During the third calendar quarter of 2009, in fact, the U.S. economy expanded by an estimated 2.8%, according to the U.S. Commerce Department’s reading of GDP released in November. It was the fastest growth in the past two years.

Fund positioning

The Fund’s objective is to seek high current income and investments with the potential for capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities. These include core fixed income holdings (such as Treasury and agency securities) as well as investment grade and high yield corporate bonds, convertible bonds, real estate investment trusts (REITs), and large-cap value stocks.

Broadly speaking, we positioned the Fund defensively as the period began. When determining the Fund’s asset allocation at a portfolio level, for instance, we placed an emphasis on fixed income securities and convertible bonds over equities and REITs. From a risk-reward perspective, we tended to find fixed income asset classes as more appropriate for the Fund.

Among corporate bonds, for example, yields rose to historically high levels during the opening months of the period. Because prices typically decline as yields rise, the high yields on corporate bonds reflected the extreme risk aversion by investors at that time, and also highlighted some extraordinary value opportunities in our opinion. Although corporate bonds were impacted by the difficult investment climate early in the period, both high yield and investment grade corporate bond positions within the Fund ultimately contributed performance for the fiscal year. Both asset classes performed well during the market’s recovery, and high yield bonds’ rebound was particularly notable.

Within high yield, the Fund generally carried a heavy position in B-rated securities because we believed that the most favorable risk and reward opportunities existed there. Conversely, we maintained less exposure to bonds with a BB rating, which is just below investment grade. Our relatively limited exposure to BB-rated bonds moderated Fund returns, however, because these bonds were among the better-performing bonds within the high yield asset class.

The Fund’s increased exposure to convertible bonds also added to its overall performance. We added to convertible bond exposure because we believed the combination of yield, capital structure positioning, and potential upside made them attractive.

Among our REIT holdings, we continued to employ our “bottom up” security selection

2

strategy, in which we evaluate potential investments one by one, based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the past year, however, our approach was more opportunistic than usual, as we sought to take advantage of a shifting marketplace.

Early on, as the investment environment deteriorated, we made our REIT positioning more defensive by focusing on companies with longer lease terms, including healthcare and “triple net” REITs. Triple-net leases, in which tenants pay all property maintenance costs in addition to rent, tend to be relatively defensive because they provide a greater income stream to landlords. Simultaneously, we limited our exposure to companies with shorter-duration leases, such as hotel companies, which tend to have uncertain cash flows relative to other sectors. We also looked to avoid stocks of companies with what we believed were significant balance-sheet problems.

This defensive stance was generally beneficial to Fund performance during the downturn. Nonetheless, we calculated that the recovery would be much shorter than it turned out to be when credit markets loosened and the REIT market advanced. In actuality, credit conditions continued to improve, and by the summer of 2009 it was evident that a longer-lived improvement was taking place. Our maintenance of cautious positioning for a time caused the Fund’s REIT positions to trail the broader market gains during some of the REIT rally.

The most significant negative effects on the Fund’s performance (among REITs) came from holdings within the lodging sector. The group had been one of the real estate market’s worst performers during the downturn, but it bounced back strongly during the rebound. Our intentional lack of exposure in the sector hampered results. Most notably, we did not own hotel REITs Hospitality Properties Trust and DiamondRock Hospitality, two stocks that gained much ground and contributed significantly to the sector’s performance during the annual period. We also held a minimal position in Host Hotels & Resorts, which further limited the Fund’s performance, as this stock rebounded strongly.

The gains made for the year by the Fund’s large-cap value equity holdings were more subdued than those of its high yield fixed income holdings. Much of the performance gain (versus the broader equity markets) from this equity allocation relative to the S&P 500 Index came in periods of market decline, such as the first several months of the period and again in October 2009.

This trend has been consistent with the aim of our equity management approach; through our value-oriented, defensive style, we seek to do well in relative terms in down markets by minimizing losses. The Fund’s significant position in information technology stocks was among its greatest contributors to returns during the period. Despite the recent slowdown in technology spending, we continue to like this sector. Presently, debt levels tend to be lower than in most other sectors, and many of the companies are global in nature and offer exposure to emerging markets. Additionally, we think spending on productivity-enhancing technologies could be a strong driver of performance over the long term. One of the top-performing stocks within this group was

3

Portfolio management review
Delaware Dividend Income Fund

Motorola, whose shares rose along with investors’ hopes that the mobile telephone maker might be in the early stages of a turnaround. Fund performance also benefited from our de-emphasizing the financial sector, the hardest-hit group in the marketplace during the downturn.

Alternatively, Fund returns were negatively affected by our holdings in both the materials and industrials sectors, two groups in which our security selection proved disappointing. At the individual stock level, significant detractors included R.R. Donnelley & Sons, whose commercial printing business has suffered along with consumer spending trends. Our investment in apparel company Limited Brands, another economically sensitive business, also hampered performance. We sold both stocks prior to the market recovery because we believed they could continue to face significant challenges for some time. Ultimately, the Fund’s large-cap value holdings as a group turned in positive performance that trailed the benchmark index.

4

Performance summary
Delaware Dividend Income Fund	Nov. 30, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+39.35%	+1.58%	+5.23%	+7.06%
Including sales charge	+31.31%	+0.39%	+4.61%	+6.58%
Class B (Est. Oct. 1, 2003)
Excluding sales charge	+38.47%	+0.83%	n/a	+2.88%
Including sales charge	+34.47%	+0.46%	n/a	+2.88%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+38.27%	+0.83%	n/a	+2.88%
Including sales charge	+37.27%	+0.83%	n/a	+2.88%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+39.15%	+1.33%	n/a	+3.37%
Including sales charge	+39.15%	+1.33%	n/a	+3.37%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+39.68%	+1.83%	+5.40%	+7.19%
Including sales charge	+39.68%	+1.83%	+5.40%	+7.19%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 5 through 8.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

5

Performance summary
Delaware Dividend Income Fund

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets through March 31, 2010.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available Oct. 1, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% through March 31, 2010.

Institutional Class shares were first made available Dec. 2, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

The Fund may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

6

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 1.07% of the Fund’s average daily net assets from Sept. 11, 2009, until the voluntary cap is discontinued; and (2) contractually limit the Class A and Class R shares distribution and service fees from April 1, 2009, through March 31, 2010, to 0.25% and 0.50%, respectively, of average daily net assets. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.26%	1.96%	1.96%	1.56%	0.96%
(without fee waivers)
Net expenses	1.21%	1.96%	1.96%	1.46%	0.96%
(including fee waivers, if any)
Type of waiver	Contractual	Voluntary	Voluntary	Contractual	Voluntary
	and voluntary			and voluntary

7

Performance summary
Delaware Dividend Income Fund

Performance of a $10,000 investment

Average annual total returns from Nov. 30, 1999, through Nov. 30, 2009

For period beginning Nov. 30, 1999, through Nov. 30, 2009	Starting value	Ending value
Delaware Dividend Income Fund — Class A Shares	$9,425	$15,696
S&P 500 Index	$10,000	$9,442

The chart assumes $10,000 invested in the Fund on Nov. 30, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 5 through 8.

The chart also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 1999. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class B	DDDBX	24610B206
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

8

Disclosure of Fund expenses
For the period June 1, 2009 to November 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2009 to November 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,201.40	1.16%	$6.40
Class B	1,000.00	1,197.10	1.91%	10.52
Class C	1,000.00	1,197.10	1.91%	10.52
Class R	1,000.00	1,201.50	1.41%	7.78
Institutional Class	1,000.00	1,202.80	0.91%	5.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.16%	$5.87
Class B	1,000.00	1,015.49	1.91%	9.65
Class C	1,000.00	1,015.49	1.91%	9.65
Class R	1,000.00	1,018.00	1.41%	7.13
Institutional Class	1,000.00	1,020.51	0.91%	4.61

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Delaware Management Company (DMC) has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from April 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, do not exceed 0.87% and 1.07%, respectively, of average daily net assets of the Fund (excluding any taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)). The Fund’s expense analysis would be as follows if this new limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/09	11/30/09	Expense Ratio	6/1/09 to 11/30/09*
Actual Fund return
Class A	$1,000.00	$1,201.40	1.32%	$7.28
Class B	1,000.00	1,197.10	2.07%	11.40
Class C	1,000.00	1,197.10	2.07%	11.40
Class R	1,000.00	1,201.50	1.57%	8.66
Institutional Class	1,000.00	1,202.80	1.07%	5.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.32%	$6.68
Class B	1,000.00	1,014.69	2.07%	10.45
Class C	1,000.00	1,014.69	2.07%	10.45
Class R	1,000.00	1,017.20	1.57%	7.94
Institutional Class	1,000.00	1,019.70	1.07%	5.42

Security type and top 10 equity holdings
Delaware Dividend Income Fund	As of November 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type	Percentage of net assets
Common Stock	41.36%
Consumer Discretionary	2.23%
Consumer Staples	6.32%
Diversified REITs	0.68%
Energy	4.19%
Financials	3.11%
Health Care	7.00%
Health Care REITs	1.24%
Hotel REITs	0.16%
Industrial REITs	0.29%
Industrials	2.32%
Information Technology	4.03%
Mall REITs	0.77%
Manufactured Housing REITs	0.18%
Materials	1.08%
Mortgage REITs	0.16%
Multifamily REITs	1.00%
Office REITs	0.86%
Real Estate Management & Development	0.31%
Self-Storage REITs	0.45%
Shopping Center REITs	0.51%
Specialty REITs	0.25%
Telecommunications	2.10%
Utilities	2.12%
Convertible Preferred Stock	3.09%
Commercial Mortgage-Backed Security	0.06%

Security type	Percentage of net assets
Convertible Bonds	22.48%
Aerospace & Defense	0.90%
Automobiles	0.56%
Banking, Finance & Insurance	0.35%
Basic Industry	1.68%
Building & Materials	0.22%
Cable, Media & Publishing	0.52%
Computers & Technology	3.88%
Electronics & Electrical Equipment	0.68%
Energy	0.58%
Health Care & Pharmaceuticals	4.04%
Leisure, Lodging & Entertainment	1.11%
Real Estate	2.56%
Retail	0.37%
Telecommunications	4.19%
Transportation	0.55%
Utilities	0.29%
Corporate Bonds	31.70%
Basic Industry	3.07%
Brokerage	0.67%
Capital Goods	2.12%
Consumer Cyclical	4.11%
Consumer Non-Cyclical	2.06%
Energy	3.26%
Financials	2.57%
Media	2.40%
Real Estate	0.14%
Services Cyclical	2.86%
Services Non-Cyclical	1.62%
Technology & Electronics	1.00%
Telecommunications	4.44%
Utilities	1.38%

Security type and top 10 equity holdings
Delaware Dividend Income Fund

Security type	Percentage of net assets
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	0.05%
Residual Interest Trust Certificate	0.00%
Senior Secured Loans	0.41%
Exchange Traded Funds	0.11%
Limited Partnership	0.17%
Preferred Stock	0.29%
Warrant	0.00%
U.S. Treasury Obligation	0.01%
Securities Lending Collateral	4.77%
Total Value of Securities	104.50%
Obligation to Return Securities Lending Collateral	(4.98%)
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Merck	1.44%
Cardinal Health	1.20%
Kimberly-Clark	1.15%
Travelers	1.14%
Waste Management	1.13%
Heinz (H.J.)	1.13%
Bristol-Myers Squibb	1.12%
ConocoPhillips	1.10%
Mattel	1.09%
Johnson & Johnson	1.08%

Statement of net assets
Delaware Dividend Income Fund	November 30, 2009

	Number of shares	Value
Common Stock – 41.36%
Consumer Discretionary – 2.23%
† DIRECTV Group	6,350	$200,851
Lowe’s	195,700	4,268,217
Mattel	222,100	4,322,066
		8,791,134
Consumer Staples – 6.32%
Archer-Daniels-Midland	128,300	3,952,923
CVS Caremark	134,900	4,183,249
Heinz (H.J.)	105,100	4,461,495
Kimberly-Clark	69,000	4,551,930
Kraft Foods Class A	139,000	3,694,620
Safeway	182,700	4,110,750
		24,954,967
Diversified REITs – 0.68%
* Digital Realty Trust	13,500	656,910
Liberty Property Trust	7,600	225,264
Vornado Realty Trust	27,606	1,807,089
		2,689,263
Energy – 4.19%
Chevron	54,500	4,253,180
ConocoPhillips	83,900	4,343,503
Marathon Oil	121,400	3,960,068
National Oilwell Varco	93,000	4,000,860
		16,557,611
Financials – 3.11%
Allstate	140,300	3,985,923
Bank of New York Mellon	132,400	3,527,136
† Global Brands Acquisition	27,800	272,718
Travelers	85,600	4,484,584
		12,270,361
Health Care – 7.00%
† Alliance HealthCare Services	22,555	133,526
Bristol-Myers Squibb	175,200	4,434,312
Cardinal Health	147,100	4,741,032
Johnson & Johnson	68,000	4,273,120

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Common Stock (continued)
Health Care (continued)
Merck	157,493	$5,702,826
Pfizer	230,539	4,188,885
Quest Diagnostics	71,800	4,160,092
		27,633,793
Health Care REITs – 1.24%
HCP	42,200	1,320,860
Health Care REIT	38,300	1,706,265
Ventas	43,200	1,854,576
		4,881,701
Hotel REITs – 0.16%
Host Hotels & Resorts	59,300	623,836
		623,836
Industrial REITs – 0.29%
AMB Property	23,000	541,650
ProLogis	45,400	593,832
		1,135,482
Industrials – 2.32%
†* Delta Air Lines	22	180
† Flextronics International	19,100	135,037
* Grupo Aeroportuario del Centro Norte ADR	20,242	247,155
† Mobile Mini	7,124	108,356
Northrop Grumman	76,900	4,214,120
†∏= Port Townsend	1,110	11
* Waste Management	136,300	4,476,092
		9,180,951
Information Technology – 4.03%
Intel	219,200	4,208,640
International Business Machines	32,000	4,043,200
Motorola	479,100	3,837,591
Xerox	499,300	3,844,610
		15,934,041
Mall REITs – 0.77%
Macerich	18,030	536,573
Simon Property Group	34,649	2,517,596
		3,054,169

	Number of shares	Value
Common Stock (continued)
Manufactured Housing REITs – 0.18%
Equity Lifestyle Properties	14,700	$705,747
		705,747
Materials – 1.08%
duPont (E.I.) deNemours	123,200	4,260,256
		4,260,256
Mortgage REITs – 0.16%
Annaly Mortgage Management	8,400	154,644
Chimera Investment	36,800	148,304
Cypress Sharpridge Investments	26,400	345,840
		648,788
Multifamily REITs – 1.00%
American Campus Communities	37,300	1,005,235
* AvalonBay Communities	8,965	647,632
Camden Property Trust	10,700	414,625
Equity Residential	57,800	1,861,738
		3,929,230
Office REITs – 0.86%
* Alexandria Real Estate Equities	11,200	631,344
Boston Properties	13,400	897,532
Government Properties Income Trust	12,500	312,124
Highwoods Properties	18,000	550,980
Mack-Cali Realty	13,000	398,970
Parkway Properties	11,000	205,370
SL Green Realty	8,800	390,896
		3,387,216
Real Estate Management & Development – 0.31%
Starwood Property Trust	63,100	1,224,140
		1,224,140
Self-Storage REITs – 0.45%
Public Storage	22,300	1,774,634
		1,774,634
Shopping Center REITs – 0.51%
Cedar Shopping Centers	18,100	109,324
* Federal Realty Investment Trust	11,600	746,112
Kimco Realty	45,500	560,560

Statement of net assets
Delaware Dividend Income Fund

		Number of shares	Value
Common Stock (continued)
Shopping Center REITs (continued)
*	Ramco-Gershenson Properties Trust	30,300	$275,730
*	Regency Centers	10,000	334,700
			2,026,426
Specialty REITs – 0.25%
*	Entertainment Properties Trust	21,143	667,907
*	Plum Creek Timber	9,200	317,308
			985,215
Telecommunications – 2.10%
	AT&T	143,700	3,871,278
=†	Century Communications	1,625,000	0
	Frontier Communications	90,100	711,790
†	GeoEye	2,450	76,367
	Verizon Communications	116,100	3,652,506
			8,311,941
Utilities – 2.12%
	Edison International	120,100	4,089,405
†	Mirant	448	6,380
	NorthWestern	12,400	319,796
	Progress Energy	101,500	3,967,635
			8,383,216
Total Common Stock (cost $189,283,606)			163,344,118

Convertible Preferred Stock – 3.09%
Banking, Finance & Insurance – 0.52%
	Aspen Insurance Holdings 5.625% exercise price $29.28,
	expiration date 12/31/49	37,800	2,022,300
@	Fannie Mae 8.75% exercise price $32.45,
	expiration date 5/13/11	25,000	35,000
			2,057,300
Cable, Media & Publishing – 0.26%
#	Interpublic Group 144A 5.25% exercise price $13.66,
	expiration date 12/31/49	1,500	1,027,875
			1,027,875

	Number of shares	Value
Convertible Preferred Stock (continued)
Energy – 0.64%
El Paso Energy Capital Trust I 4.75%
exercise price $41.59, expiration date 3/31/28	39,900	$1,343,034
Whiting Petroleum 6.25% exercise price $43.42,
expiration date 12/31/49	7,300	1,175,008
		2,518,042
Health Care & Pharmaceuticals – 0.53%
Mylan 6.50% exercise price $17.08,
expiration date 11/15/10	1,875	2,093,438
		2,093,438
Telecommunications – 0.98%
Crown Castle International 6.25%
exercise price $36.88, expiration date 8/15/12	28,250	1,631,438
Lucent Technologies Capital Trust I 7.75%
exercise price $24.80, expiration date 3/15/17	3,000	2,220,749
		3,852,187
Utilities – 0.16%
• CenterPoint Energy 2.50% exercise price $40.88,
expiration date 9/15/29	26,000	651,300
		651,300
Total Convertible Preferred Stock (cost $15,465,462)		12,200,142

	Principal amount
Commercial Mortgage-Backed Security – 0.06%
• Morgan Stanley Capital I Series 2007-T27 A4
5.803% 6/11/42	$250,000	239,168
Total Commercial Mortgage-Backed Security
(cost $210,820)		239,168

Convertible Bonds – 22.48%
Aerospace & Defense – 0.90%
# AAR 144A 1.75% exercise price $29.43,
expiration date 1/1/26	1,150,000	1,065,188
L-3 Communications Holdings 3.00%
exercise price $101.14, expiration date 8/1/35	930,000	955,575
#144A 3.00% exercise price $100.14,
expiration date 8/1/35	1,500,000	1,541,250
		3,562,013

Statement of net assets
Delaware Dividend Income Fund

	Principal amount	Value
Convertible Bonds – 22.48% (continued)
Automobiles – 0.56%
Ford Motor 4.25% exercise price $9.30,
expiration date 11/15/16	$1,920,000	$2,196,000
		2,196,000
Banking, Finance & Insurance – 0.35%
Jefferies Group 3.875% exercise price $39.20,
expiration date 11/1/29	1,480,000	1,380,100
		1,380,100
Basic Industry – 1.68%
Century Aluminum 1.75% exercise price $30.54,
expiration date 8/1/24	85,000	78,944
Rayonier TRS Holdings 3.75% exercise price $54.81
expiration date 10/15/12	2,770,000	2,901,575
# Sino-Forest 144A 5.00% exercise price $20.29,
expiration date 8/1/13	3,205,000	3,645,687
		6,626,206
Building & Materials – 0.22%
Beazer Homes USA 4.625% exercise price $49.64,
expiration date 6/15/24	955,000	876,213
		876,213
Cable, Media & Publishing – 0.52%
Interpublic Group 4.25% exercise price $12.42,
expiration date 3/15/23	320,000	312,800
Liberty Media 3.25% exercise price $53.86,
expiration date 3/8/31	3,000,000	1,751,250
		2,064,050
Computers & Technology – 3.88%
Advanced Micro Devices
6.00% exercise price $28.08,
expiration date 5/1/15	2,230,000	1,967,975
#144A 6.00% exercise price $28.08,
expiration date 5/1/15	3,385,000	2,987,263
Euronet Worldwide 3.50% exercise price $40.48,
expiration date 10/15/25	3,500,000	3,241,874
Hutchinson Technology 3.25% exercise price $36.43,
expiration date 1/14/26	1,540,000	1,168,475

		Principal amount	Value
Convertible Bonds (continued)
Computers & Technology (continued)
#	Intel 144A 3.25% exercise price $22.68,
	expiration date 8/1/39	$625,000	$694,531
	Linear Technology 3.00% exercise price $46.12,
	expiration date 5/1/27	1,100,000	1,073,875
	SanDisk 1.00% exercise price $82.35,
	expiration date 5/15/13	3,870,000	3,047,625
	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37	1,340,000	1,122,250
			15,303,868
Electronics & Electrical Equipment – 0.68%
	Fisher Scientific 3.25% exercise price $40.20,
	expiration date 3/1/24	1,500,000	1,965,000
	Flextronics International 1.00% exercise price $15.53,
	expiration date 8/1/10	739,000	728,839
			2,693,839
Energy – 0.58%
	Chesapeake Energy 2.25% exercise price $85.89,
	expiration date 12/15/38	1,950,000	1,455,188
	Peabody Energy 4.75% exercise price $58.44,
	expiration date 12/15/41	865,000	852,025
			2,307,213
Health Care & Pharmaceuticals – 4.04%
	Allergan
	*1.50% exercise price $63.33,
	expiration date 4/1/26	600,000	675,000
	#144A 1.50% exercise price $63.33,
	expiration date 4/1/26	1,935,000	2,176,875
	Amgen
	0.375% exercise price $79.48,
	expiration date 2/1/13	1,850,000	1,850,000
	#144A 0.375% exercise price $79.48,
	expiration date 2/1/13	775,000	775,000
Φ	Hologic 2.00% exercise price $38.59,
	expiration date 12/15/37	2,085,000	1,699,275
	Inverness Medical Innovations 3.00%
	exercise price $43.98, expiration date 5/15/16	2,180,000	2,504,274
	LifePoint Hospitals 3.50% exercise price $51.79,
	expiration date 5/14/14	850,000	763,938

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Convertible Bonds (continued)
Health Care & Pharmaceuticals (continued)
	Medtronic 1.625% exercise price $55.41,
	expiration date 4/15/13	$3,630,000	$3,707,137
*	Teva Pharmaceutical Finance 0.25%
	exercise price $46.51, expiration date 2/1/26	1,535,000	1,790,194
			15,941,693
Leisure, Lodging & Entertainment – 1.11%
#	Gaylord Entertainment 144A 3.75%
	exercise price $27.25, expiration date 10/1/14	2,810,000	2,662,475
#	International Game Technology 144A 3.25%
	exercise price $19.97, expiration date 5/1/14	1,410,000	1,730,775
			4,393,250
Real Estate – 2.56%
*#	Corporate Office Properties 144A 3.50%
	exercise price $53.12, expiration date 9/15/26	1,595,000	1,511,263
	Developers Diversified Realty 3.00%
	exercise price $74.75, expiration date 3/15/12	275,000	252,656
#	Digital Realty Trust 144A 5.50%
	exercise price $43.00, expiration date 4/15/29	2,220,000	2,855,474
@	MeriStar Hospitality 9.50%
	exercise price $10.18, expiration date 4/1/10	1,685,000	1,729,653
	National Retail Properties 5.125%
	exercise price $25.42, expiration date 6/15/28	2,670,000	2,746,763
	Vornado Realty Trust 2.85%
	exercise price $157.18, expiration date 3/15/27	1,005,000	1,010,025
			10,105,834
Retail – 0.37%
	Pantry 3.00% exercise price $50.09,
	expiration date 11/15/12	1,755,000	1,476,394
			1,476,394
Telecommunications – 4.19%
	Alaska Communication System Group 144A 5.75%
	exercise price $12.90, expiration date 3/1/13	2,312,000	2,092,360
	Alcatel-Lucent 2.875%
	exercise price $16.75, expiration date 6/15/23	185,000	183,844
	Leap Wireless International 4.50%
	exercise price $93.21, expiration date 7/15/14	740,000	584,600

		Principal amount	Value
Convertible Bonds (continued)
Telecommunications (continued)
	Level 3 Communications 5.25%
	exercise price $3.98, expiration date 12/15/11	$2,425,000	$2,212,813
	NII Holdings 3.125%
	exercise price $118.32, expiration date 6/15/12	3,435,000	3,121,555
	Qwest Communications International 3.50%
	exercise price $5.01, expiration date 11/15/25	3,570,000	3,583,387
#	SBA Communications 144A 4.00%
	exercise price $30.38, expiration date 10/1/14	1,460,000	1,835,950
#	Virgin Media 144A 6.50%
	exercise price $19.22, expiration date 11/15/16	2,511,000	2,931,593
			16,546,102
Transportation – 0.55%
	Bristow Group 3.00% exercise price $77.34,
	expiration date 6/14/38	2,500,000	2,162,500
			2,162,500
Utilities – 0.29%
	Dominion Resources 2.125% exercise price $36.14,
	expiration date 12/15/23	1,000,000	1,135,000
			1,135,000
Total Convertible Bonds (cost $86,697,780)			88,770,275

Corporate Bonds – 31.70%
Basic Industry – 3.07%
#	Algoma Acquisition 144A 9.875% 6/15/15	520,000	444,600
	ArcelorMittal 9.85% 6/1/19	135,000	166,605
	California Steel Industries 6.125% 3/15/14	455,000	425,425
	Century Aluminum 7.50% 8/15/14	505,000	467,125
#·	Cognis 144A 2.299% 9/15/13	290,000	266,800
	Dow Chemical 8.55% 5/15/19	150,000	177,576
#	Evraz Group 144A 9.50% 4/24/18	385,000	387,888
#	FMG Finance 144A 10.625% 9/1/16	385,000	421,575
	Freeport-McMoRan Copper & Gold 8.25% 4/1/15	564,000	605,543
*	Hexion US Finance 9.75% 11/15/14	506,000	488,290
	International Coal Group 10.25% 7/15/14	726,000	707,849
	International Paper 7.30% 11/15/39	70,000	69,819
	Lubrizol 8.875% 2/1/19	105,000	132,608
#	MacDermid 144A 9.50% 4/15/17	769,000	765,154

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Basic Industry (continued)
#	Momentive Performance Material 144A
	12.50% 6/15/14	$300,000	$330,000
#	NewPage 144A 11.375% 12/31/14	615,000	608,850
	Noranda Aluminium Acquisition 5.274% 5/15/15	603,629	440,649
	Norske Skog Canada 8.625% 6/15/11	267,000	199,583
#@	Norske Skogindustrier 144A 7.125% 10/15/33	175,000	91,875
	Novelis
	7.25% 2/15/15	195,000	176,963
	#144A 11.50% 2/15/15	314,000	328,130
#	PE Paper Escrow 144A 12.00% 8/1/14	100,000	109,947
@=	Port Townsend Private Note 7.32% 8/27/12	325,364	235,889
	Potlatch 12.50% 12/1/09	1,075,000	1,074,999
	Reliance Steel & Aluminum 6.85% 11/15/36	25,000	22,150
	Ryerson
	•7.656% 11/1/14	373,000	331,038
	12.00% 11/1/15	250,000	255,625
#	Sappi Papier Holding 144A 6.75% 6/15/12	436,000	405,937
#	Severstal 144A 9.75% 7/29/13	350,000	353,938
#	Steel Dynamics 144A 8.25% 4/15/16	519,000	526,785
#	Teck Resources 144A 10.75% 5/15/19	304,000	356,440
	Vale Overseas 6.875% 11/10/39	155,000	160,989
#	Vedanta Resources 144A 9.50% 7/18/18	595,000	593,513
			12,130,157
Brokerage – 0.67%
	Citigroup
	6.375% 8/12/14	135,000	142,150
	6.50% 8/19/13	30,000	32,014
•	Citigroup Capital XXI 8.30% 12/21/57	290,000	259,550
	E Trade Financial PIK 12.50% 11/30/17	541,875	612,319
	Goldman Sachs Group
	5.125% 1/15/15	20,000	21,254
	5.95% 1/18/18	30,000	32,150
	6.25% 9/1/17	100,000	109,166
	Jefferies Group
	6.25% 1/15/36	80,000	64,932
	6.45% 6/8/27	50,000	42,660
	LaBranche 11.00% 5/15/12	1,084,000	1,046,059
	Lazard Group 7.125% 5/15/15	55,000	57,481

		Principal amount	Value
Corporate Bonds (continued)
Brokerage (continued)
	Morgan Stanley
	5.375% 10/15/15	$100,000	$105,773
	5.55% 4/27/17	100,000	101,886
			2,627,394
Capital Goods – 2.12%
	Allied Waste North America 7.125% 5/15/16	180,000	191,047
	AMH Holdings 11.25% 3/1/14	260,000	245,050
*#	Associated Materials 144A 9.875% 11/15/16	70,000	73,500
	Building Materials 7.75% 8/1/14	419,000	416,905
#	BWAY 144A 10.00% 4/15/14	584,000	614,660
#·	C5 Capital SPV 144A 6.196% 12/31/49	245,000	170,673
#·	C8 Capital SPV 144A 6.64% 12/31/49	600,000	424,289
#	CPM Holdings 144A 10.625% 9/1/14	120,000	126,000
	Eastman Kodak 7.25% 11/15/13	427,000	341,600
	Graham Packaging 9.875% 10/15/14	562,000	573,240
#	Graphic Packaging International 144A 9.50% 6/15/17	558,000	591,480
	Intertape Polymer US 8.50% 8/1/14	435,000	341,475
#	Plastipak Holdings 144A
	8.50% 12/15/15	271,000	272,016
	10.625% 8/15/19	304,000	335,920
#	Pregis 12.375% 10/15/13	930,000	888,149
*	RBS Global & Rexnord 11.75% 8/1/16	765,000	753,525
#	Reynolds Group 144A 7.75% 10/15/16	130,000	131,950
	Solo Cup 8.50% 2/15/14	612,000	592,110
	Thermadyne Holdings 10.50% 2/1/14	575,000	503,125
	Tyco International Finance 8.50% 1/15/19	155,000	192,567
	USG
	6.30% 11/15/16	557,000	485,983
	#144A 9.75% 8/1/14	120,000	126,300
			8,391,564
Consumer Cyclical – 4.11%
#*	Allison Transmission 144A 11.00% 11/1/15	880,000	915,199
	ArvinMeritor 8.125% 9/15/15	750,000	686,250
	Beazer Homes USA 8.625% 5/15/11	336,000	327,600
	Burlington Coat Factory Investment Holdings
	14.50% 10/15/14	990,000	997,424
*	Burlington Coat Factory Warehouse
	11.125% 4/15/14	320,000	332,800

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Carrols 9.00% 1/15/13	$143,000	$144,430
	CVS Caremark 6.60% 3/15/19	175,000	196,614
	Darden Restaurants
	6.20% 10/15/17	90,000	97,329
	6.80% 10/15/37	55,000	58,023
	Denny’s Holdings 10.00% 10/1/12	235,000	240,875
#	Duane Reade 144A 11.75% 8/1/15	10,000	10,825
	Ford Motor 7.45% 7/16/31	775,000	663,594
	Ford Motor Credit 12.00% 5/15/15	1,025,000	1,182,517
#	GMAC 144A
	6.00% 12/15/11	263,000	250,179
	6.625% 5/15/12	327,000	312,694
	6.875% 9/15/11	169,000	164,353
	6.875% 8/28/12	859,000	822,493
	Interface
	9.50% 2/1/14	79,000	78,704
	#144A 11.375% 11/1/13	224,000	246,120
	K Hovnanian Enterprises
	6.25% 1/15/15	170,000	123,250
	7.50% 5/15/16	320,000	232,000
	#144A 10.625% 10/15/16	310,000	317,750
#	Landry’s Restaurants 144A 11.625% 12/1/15	610,000	622,200
	M/I Homes 6.875% 4/1/12	309,000	288,915
	Macy’s Retail Holdings
	6.375% 3/15/37	485,000	412,250
	6.70% 7/15/34	75,000	63,750
	7.875% 8/15/36	215,000	189,200
	Meritage Homes
	6.25% 3/15/15	97,000	88,755
	7.00% 5/1/14	432,000	412,560
	Mobile Mini 6.875% 5/1/15	461,000	433,340
	Navistar International 8.25% 11/1/21	645,000	636,938
Ω	Norcraft Holdings 9.75% 9/1/12	680,000	649,400
	Nordstrom 6.75% 6/1/14	155,000	175,197
	OSI Restaurant Partners 10.00% 6/15/15	348,000	302,760
	Quiksilver 6.875% 4/15/15	680,000	523,600
	Rite Aid 9.375% 12/15/15	823,000	693,378
*	Sally Holdings 10.50% 11/15/16	348,000	374,100
#	Standard Pacific Escrow 144A 10.75% 9/15/16	345,000	343,275

		Principal amount	Value
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	Tenneco 8.625% 11/15/14	$616,000	$606,760
#	Toys R Us Property 144A 10.75% 7/15/17	271,000	290,648
#	TRW Automotive 144A
	7.00% 3/15/14	675,000	642,094
	7.25% 3/15/17	100,000	93,000
			16,243,143
Consumer Non-Cyclical – 2.06%
	Accellent 10.50% 12/1/13	450,000	435,375
#	Alliance One International 144A 10.00% 7/15/16	610,000	643,550
#	Anheuser-Busch InBev Worldwide 144A
	5.375% 1/15/20	160,000	168,242
	Bausch & Lomb 9.875% 11/1/15	230,000	237,475
	Beckman Coulter 7.00% 6/1/19	100,000	116,411
	Biomet 11.625% 10/15/17	294,000	321,195
	Biomet PIK 10.375% 10/15/17	235,000	253,213
#	CareFusion 144A
	5.125% 8/1/14	50,000	53,497
	6.375% 8/1/19	100,000	111,032
#	Cott Beverages 144A 8.375% 11/15/17	390,000	390,975
	DJO Finance 10.875% 11/15/14	360,000	380,700
#	Dole Food 144A
	8.00% 10/1/16	180,000	182,700
	13.875% 3/15/14	251,000	296,180
#	Ingles Markets 144A 8.875% 5/15/17	309,000	319,043
#	JBS USA 144A 11.625% 5/1/14	465,000	519,056
#	JohnsonDiversey Holdings 144A 10.50% 5/15/20	1,290,000	1,273,874
	Medco Health Solutions 7.125% 3/15/18	155,000	179,665
#	M-Foods Holdings 144A 9.75% 10/1/13	179,000	187,055
	Smithfield Foods
	7.75% 5/15/13	643,000	599,598
	#144A 10.00% 7/15/14	165,000	173,663
#	TOPS Markets 144A 10.125% 10/15/15	640,000	659,199
	Yankee Acquisition 9.75% 2/15/17	670,000	643,199
			8,144,897
Energy – 3.26%
#	Antero Resources Finance 144A 9.375% 12/1/17	485,000	488,638
	Chesapeake Energy 9.50% 2/15/15	259,000	272,598
	Complete Production Services 8.00% 12/15/16	350,000	344,750

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Energy (continued)
	Copano Energy 7.75% 6/1/18	$404,000	$404,000
	Denbury Resources
	7.50% 4/1/13	41,000	41,205
	9.75% 3/1/16	281,000	298,563
#	Drummond 144A 9.00% 10/15/14	605,000	620,124
	Dynergy Holdings 7.75% 6/1/19	735,000	604,537
	El Paso 6.875% 6/15/14	340,000	336,600
	Enbridge Energy Partners 9.875% 3/1/19	130,000	166,116
	Enterprise Products Operating
	5.00% 3/1/15	30,000	31,536
	•8.375% 8/1/66	175,000	170,619
	9.75% 1/31/14	155,000	188,916
	Forest Oil 7.25% 6/15/19	373,000	355,283
*#	Headwaters 144A 11.375% 11/1/14	310,000	318,525
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	304,000	309,320
#	Hercules Offshore 144A 10.50% 10/15/17	645,000	654,674
#	Hilcorp Energy I 144A 7.75% 11/1/15	603,000	583,403
#	Holly 144A 9.875% 6/15/17	536,000	558,780
	KCS Energy 7.125% 4/1/12	427,000	425,933
*	Key Energy Services 8.375% 12/1/14	607,000	595,618
	Kinder Morgan Energy Partners
	6.85% 2/15/20	25,000	28,411
	9.00% 2/1/19	25,000	30,874
	Mariner Energy 8.00% 5/15/17	545,000	517,750
	MarkWest Energy Partners 8.75% 4/15/18	245,000	248,063
#	Midcontinent Express Pipeline 144A 6.70% 9/15/19	75,000	76,745
#	Murray Energy 144A 10.25% 10/15/15	485,000	477,725
	Nexen 7.50% 7/30/39	105,000	118,490
	Noble Energy 8.25% 3/1/19	135,000	164,069
	OPTI Canada
	7.875% 12/15/14	718,000	574,400
	8.25% 12/15/14	115,000	92,575
	Petrobras International Finance 5.75% 1/20/20	100,000	102,375
	PetroHawk Energy 9.125% 7/15/13	106,000	110,505
	Petroleum Development 12.00% 2/15/18	483,000	490,245
	Plains All American Pipeline 5.75% 1/15/20	170,000	176,941
	Plains Exploration & Production 8.625% 10/15/19	165,000	166,238
	Pride International 8.50% 6/15/19	140,000	155,750

		Principal amount	Value
Corporate Bonds (continued)
Energy (continued)
	Quicksilver Resources
	7.125% 4/1/16	$485,000	$440,138
	11.75% 1/1/16	146,000	162,973
	Regency Energy Partners 8.375% 12/15/13	239,000	246,768
#	SandRidge Energy 144A 9.875% 5/15/16	506,000	521,180
•	TransCanada PipeLines 6.35% 5/15/67	35,000	32,797
#	Woodside Finance 144A
	4.50% 11/10/14	115,000	117,855
	5.00% 11/15/13	50,000	52,216
			12,874,821
Financials – 2.57%
•	BAC Capital Trust XIV 5.63% 12/31/49	990,000	660,825
	Bank of America
	7.375% 5/15/14	200,000	224,720
	•8.00% 12/29/49	625,000	545,143
	Barclays Bank
	#144A 6.05% 12/4/17	200,000	208,548
	6.75% 5/22/19	100,000	113,648
	BB&T Capital Trust II 6.75% 6/7/36	150,000	142,719
	Capital One Capital V 10.25% 8/15/39	590,000	650,618
	Capital One Financial 7.375% 5/23/14	100,000	114,812
	Capital One Capital VI 8.875% 5/15/40	40,000	39,850
	Cardtronics 9.25% 8/15/13	289,000	295,503
	General Electric Capital 6.00% 8/7/19	185,000	195,229
	International Lease Finance
	5.25% 1/10/13	385,000	310,504
	5.35% 3/1/12	60,000	51,205
	5.55% 9/5/12	205,000	165,209
	5.625% 9/20/13	500,000	393,813
	*6.375% 3/25/13	135,000	108,750
	6.625% 11/15/13	415,000	335,242
	JPMorgan Chase 6.30% 4/23/19	115,000	128,379
	JPMorgan Chase Capital XXV 6.80% 10/1/37	65,000	64,311
	MetLife 6.40% 12/15/36	125,000	105,938
#•	MetLife Capital Trust X 144A 9.25% 4/8/38	600,000	630,000
#@	Nuveen Investments 144A 10.50% 11/15/15	1,132,000	1,001,820
	PNC Funding 5.25% 11/15/15	75,000	78,964

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Financials (continued)
#@	Popular North America Capital Trust I 6.564% 9/15/34	$295,000	$216,947
#·	Rabobank Nederland 144A 11.00% 12/29/49	665,000	824,527
	Regions Financial 7.75% 11/10/14	50,000	50,293
	Silicon Valley Bank 6.05% 6/1/17	310,000	294,070
	Smurfit Kappa Funding 7.75% 4/1/15	570,000	547,200
•	USB Capital IX 6.189% 10/29/49	640,000	505,600
	Wachovia
	5.25% 8/1/14	110,000	115,842
	5.625% 10/15/16	70,000	73,523
	Westpac Banking 4.875% 11/19/19	45,000	45,778
	Zions Bancorporation
	5.50% 11/16/15	230,000	160,036
	5.65% 5/15/14	46,000	35,100
	6.00% 9/15/15	570,000	397,108
	7.75% 9/23/14	355,000	316,255
			10,148,029
Media – 2.40%
	Affinion Group 11.50% 10/15/15	295,000	308,275
#	Cablevision Systems 144A 8.625% 9/15/17	365,000	375,950
#	Cengage Learning Acquisitions 144A 10.50% 1/15/15	385,000	359,013
#	Charter Communications Operating 144A
	8.00% 4/30/12	220,000	224,950
	8.375% 4/30/14	304,000	310,840
	10.875% 9/15/14	1,064,000	1,190,349
#	Columbus International 144A 11.50% 11/20/14	570,000	586,416
	Comcast
	4.95% 6/15/16	105,000	109,787
	6.50% 1/15/15	30,000	33,761
	6.55% 7/1/39	55,000	58,643
#	COX Communications 144A
	5.875% 12/1/16	60,000	63,551
	8.375% 3/1/39	85,000	104,358
	DIRECTV Holdings 7.625% 5/15/16	150,000	161,832
#	DISH DBS 144A 7.875% 9/1/19	605,000	612,562
#	MDC Partners 144A 11.00% 11/1/16	320,000	321,600
#	Mediacom 144A 9.125% 8/15/19	410,000	418,200

		Principal amount	Value
Corporate Bonds (continued)
Media (continued)
	Nielsen Finance
	10.00% 8/1/14	$332,000	$344,450
	11.50% 5/1/16	105,000	113,400
	11.625% 2/1/14	202,000	218,160
	Ω12.50% 8/1/16	266,000	234,080
#*	Sinclair Television Group 144A 9.25% 11/1/17	480,000	489,000
#	Terremark Worldwide 144A 12.00% 6/15/17	266,000	291,603
*#	Univision Communications 144A 12.00% 7/1/14	445,000	486,163
#	UPC Holding 144A 9.875% 4/15/18	280,000	292,600
#	Vivendi 144A
	5.75% 4/4/13	160,000	170,295
	6.625% 4/4/18	30,000	32,910
	WPP Finance UK 8.00% 9/15/14	150,000	171,168
#	XM Satellite Radio 144A 13.00% 8/1/13	555,000	578,588
	XM Satellite Radio Holdings PIK 10.00% 6/1/11	850,000	815,999
			9,478,503
Real Estate – 0.14%
	Developers Diversified Realty 9.625% 3/15/16	160,000	166,794
#	Felcor Lodging 144A 10.00% 10/1/14	315,000	308,700
	ProLogis 7.375% 10/30/19	90,000	91,407
			566,901
Services Cyclical – 2.86%
	ARAMARK 8.50% 2/1/15	382,000	384,865
#	Ashtead Capital 144A 9.00% 8/15/16	320,000	315,200
	Avis Budget Car Rental
	7.625% 5/15/14	345,000	319,125
	7.75% 5/15/16	355,000	319,500
	CSX 5.75% 3/15/13	190,000	207,642
	Delta Air Lines
	7.92% 11/18/10	253,000	253,000
	#144A 9.50% 9/15/14	285,000	290,700
#	Galaxy Entertainment Finance 144A
	9.875% 12/15/12	865,000	873,649
	Gaylord Entertainment 6.75% 11/15/14	253,000	230,230
#	General Maritime 144A 12.00% 11/15/17	345,000	359,663
	Global Cash Access 8.75% 3/15/12	182,000	179,043
#	Harrah’s Operating 144A 10.00% 12/15/18	1,196,000	914,939
*	Hertz 10.50% 1/1/16	584,000	610,280

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Services Cyclical (continued)
	Kansas City Southern de Mexico
	9.375% 5/1/12	$510,000	$524,025
	#144A 12.50% 4/1/16	140,000	160,300
	MGM MIRAGE
	6.625% 7/15/15	166,000	124,500
	7.50% 6/1/16	478,000	364,475
	*7.625% 1/15/17	703,000	537,795
	#144A 11.375% 3/1/18	515,000	446,627
	Mohegan Tribal Gaming Authority 7.125% 8/15/14	435,000	276,225
@	Northwest Airlines 10.00% 2/1/10	265,000	1,988
*#	NCL 144A 11.75% 11/15/16	315,000	312,244
	PHH 7.125% 3/1/13	285,000	267,188
	Pinnacle Entertainment 7.50% 6/15/15	973,000	870,835
	Royal Caribbean Cruises 6.875% 12/1/13	335,000	316,575
	RSC Equipment Rental
	9.50% 12/1/14	925,000	909,968
	#144A 10.25% 11/15/19	30,000	29,250
#	ServiceMaster PIK 144A 10.75% 7/15/15	315,000	319,725
#	Shingle Springs Tribal Gaming Authority 144A
	9.375% 6/15/15	769,000	561,370
			11,280,926
Services Non-Cyclical – 1.62%
#	Alliance HealthCare Services 144A 8.00% 12/1/16	295,000	292,050
	Casella Waste Systems 9.75% 2/1/13	624,000	611,520
	Community Health Systems 8.875% 7/15/15	300,000	306,750
	Cornell 10.75% 7/1/12	194,000	198,850
	HCA 9.25% 11/15/16	534,000	566,040
	HCA PIK 9.625% 11/15/16	784,000	837,900
	Inverness Medical Innovations 9.00% 5/15/16	437,000	444,648
	Psychiatric Solutions
	7.75% 7/15/15	386,000	374,420
	#144A 7.75% 7/15/15	161,000	152,145
	Quest Diagnostic
	4.75% 1/30/20	35,000	35,345
	6.40% 7/1/17	125,000	140,412
	Select Medical 7.625% 2/1/15	825,000	794,063
	Tenet Healthcare 7.375% 2/1/13	325,000	321,750
	UnitedHealth Group 6.00% 2/15/18	155,000	165,363

		Principal amount	Value
Corporate Bonds (continued)
Services Non-Cyclical (continued)
	Universal Hospital Services PIK 8.50% 6/1/15	$332,000	$328,680
	US Oncology Holdings 6.428% 3/15/12	790,000	714,950
	WellPoint 7.00% 2/15/19	100,000	115,193
			6,400,079
Technology & Electronics – 1.00%
	Avago Technologies Finance 10.125% 12/1/13	224,000	236,040
	CA 5.375% 12/1/19	35,000	35,951
	First Data 9.875% 9/24/15	1,278,000	1,143,809
*	Freescale Semiconductor 8.875% 12/15/14	760,000	649,800
*	Sanmina-SCI 8.125% 3/1/16	687,000	671,543
	SunGard Data Systems 10.25% 8/15/15	768,000	791,040
#	Unisys 144A 12.75% 10/15/14	304,000	340,480
	Xerox 8.25% 5/15/14	80,000	93,161
			3,961,824
Telecommunications – 4.44%
@=‡	Allegiance Telecom 11.75% 2/15/10	10,000	0
	American Tower 7.00% 10/15/17	95,000	104,975
	AT&T 6.50% 9/1/37	280,000	298,577
	Cincinnati Bell 8.25% 10/15/17	470,000	468,825
	Cisco Systems 5.50% 1/15/40	65,000	64,861
#	Clearwire Communications 144A 12.00% 12/1/15	625,000	619,531
*	Cricket Communications 9.375% 11/1/14	940,000	909,450
#	Digicel Group 144A
	8.25% 9/1/17	385,000	378,263
	*8.875% 1/15/15	490,000	477,750
#	DigitalGlobe 144A 10.50% 5/1/14	248,000	266,600
#	GCI 144A 8.625% 11/15/19	635,000	638,175
#	GeoEye 144A 9.625% 10/1/15	295,000	307,538
#	Global Crossing 144A 12.00% 9/15/15	615,000	658,050
	Hughes Network Systems 9.50% 4/15/14	542,000	550,130
#	Intelsat Bermuda 144A 11.25% 2/4/17	1,289,000	1,282,554
	Intelsat Jackson Holdings 11.25% 6/15/16	840,000	900,900
	Level 3 Financing
	9.25% 11/1/14	286,000	253,825
	12.25% 3/15/13	281,000	294,699
	Lucent Technologies 6.45% 3/15/29	564,000	437,100
	MetroPCS Wireless 9.25% 11/1/14	903,000	909,773
#	NII Capital 144A 10.00% 8/15/16	595,000	633,675

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
#	Nordic Telephone Holdings 144A 8.875% 5/1/16	$553,000	$583,415
	PAETEC Holding 8.875% 6/30/17	289,000	288,278
	Qwest 7.25% 9/15/25	390,000	345,150
	Qwest Capital Funding 7.75% 2/15/31	360,000	293,400
	Sprint Capital
	6.875% 11/15/28	170,000	128,350
	8.75% 3/15/32	1,375,000	1,184,218
	Sprint Nextel 6.00% 12/1/16	378,000	327,915
#	Telcordia Technologies 144A 10.00% 3/15/13	375,000	313,125
	Telecom Italia Capital 7.175% 6/18/19	155,000	175,969
	Telesat Canada
	11.00% 11/1/15	313,000	332,563
	12.50% 11/1/17	391,000	422,280
	Verizon Communications 6.40% 2/15/38	50,000	53,807
#	Viasat 144A 8.875% 9/15/16	325,000	329,469
#	VimpelCom 144A 9.125% 4/30/18	300,000	316,500
*	Virgin Media Finance 8.375% 10/15/19	380,000	381,900
	Vodafone Group 5.375% 1/30/15	160,000	174,188
	West 11.00% 10/15/16	470,000	475,875
#	Wind Acquisition Finance 144A
	12.00% 12/1/15	395,000	424,625
	11.75% 7/15/17	475,000	529,625
			17,535,903
Utilities – 1.38%
	AES
	7.75% 3/1/14	391,000	393,933
	8.00% 10/15/17	166,000	166,415
	Ameren 8.875% 5/15/14	145,000	164,195
	Edison Mission Energy 7.00% 5/15/17	555,000	407,925
	Elwood Energy 8.159% 7/5/26	627,740	566,317
	Energy Future Holdings 10.875% 11/1/17	302,000	213,665
	Illinois Power 9.75% 11/15/18	40,000	51,473
*	Mirant Americas Generation 8.50% 10/1/21	665,000	605,150
w	Mirant Mid Atlantic Pass Through Trust A
	8.625% 6/30/12	253,642	257,764
	NRG Energy 7.375% 2/1/16	315,000	314,213
	Orion Power Holdings 12.00% 5/1/10	678,000	700,034

		Principal amount	Value
Corporate Bonds (continued)
Utilities (continued)
	Pennsylvania Electric 5.20% 4/1/20	$150,000	$153,896
#	Progress Energy 4.875% 12/1/19	60,000	60,705
#	Public Service Co. Oklahoma 5.15% 12/1/19	155,000	159,813
#•	Puget Sound Energy 6.974% 6/1/67	442,000	390,569
	TXU 5.55% 11/15/14	470,000	326,650
*	Texas Competitive Electric Holdings 10.25% 11/1/15	586,000	418,990
•	Wisconsin Energy 6.25% 5/15/67	95,000	83,958
			5,435,665
Total Corporate Bonds (cost $118,801,775)			125,219,806

Leveraged Non-Recourse Security – 0.00%
#w@	JPMorgan Fixed Income Pass Through Trust
	Series 2007-B 144A 0.003% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security (cost $1,105,000)			0

Municipal Bonds – 0.05%
	California State
	7.30% 10/1/39	100,000	100,483
	7.55% 4/1/39	100,000	103,860
Total Municipal Bonds (cost $205,740)			204,343

Residual Interest Trust Certificate – 0.00%
@=#w	Auction Pass Through Trust 2007-6 Series 7-6B 144A	350,000	0
Total Residual Interest Trust Certificate (cost $380,932)			0

«Senior Secured Loans – 0.41%
	Energy Futures Holdings Term Tranche Loan B2
	3.742% 10/10/14	490,279	367,664
	Harrahs Chester Downs & Marina 12.375% 12/31/16	315,000	315,788
	PQ 6.79% 7/30/15	720,000	604,199
	Univision Communications Term Tranche Loan B
	2.533% 9/29/14	390,000	322,043
Total Senior Secured Loans (cost $1,463,167)			1,609,694

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Exchange Traded Funds – 0.11%
* Energy Select Sector SPDR Fund	6,400	$363,648
* ProShares UltraShort Real Estate	8,900	77,519
Total Exchange Traded Funds (cost $516,363)		441,167

Limited Partnership – 0.17%
Blackstone Group	12,000	166,080
Brookfield Infrastructure Partners	33,900	522,060
Total Limited Partnership (cost $799,448)		688,140

Preferred Stock – 0.29%
Banking, Finance & Insurance – 0.04%
• Bank of America 8.00%	75,000	65,418
*† Freddie Mac 6.02%	26,000	21,060
• PNC Financial Services Group 8.25%	75,000	75,648
		162,126
Industrials – 0.00%
= Port Townsend	222	0
		0
Leisure, Lodging & Entertainment – 0.06%
* Red Lion Hotels Capital Trust 9.50%	10,679	215,182
		215,182
Real Estate – 0.20%
* Developers Diversified Realty 7.50%	11,250	199,688
SL Green Realty 7.625%	13,900	289,815
* Vornado Realty Trust 6.625%	12,700	270,510
† W2007 Grace Acquisitions Series B 8.75%	21,700	13,020
		773,033
Total Preferred Stock (cost $2,571,332)		1,150,341

Warrant – 0.00%
†= Port Townsend	222	2
Total Warrant (cost $5,328)		2

	Principal amount	Value
U.S. Treasury Obligation – 0.01%
U.S. Treasury Note 2.125% 11/30/14	$20,000	$20,119
Total U.S. Treasury Obligation (cost $19,955)		20,119

Total Value of Securities Before Securities
Lending Collateral – 99.73% (cost $417,526,708)		393,887,315

	Number of shares
Securities Lending Collateral** – 4.77%
Investment Companies
Mellon GSL DBT II Collateral Fund	4,995,825	4,995,825
BNY Mellon SL DBT II Liquidating Fund	13,951,892	13,799,816
†@Mellon GSL Reinvestment Trust II	741,807	31,527
Total Securities Lending Collateral (cost $19,689,524)		18,827,168

Total Value of Securities – 104.50%
(cost $437,216,232)		412,714,483	©
Obligation to Return Securities
Lending Collateral** – (4.98%)		(19,689,524)
Receivables and Other Assets
Net of Liabilities – 0.48%		1,909,329
Net Assets Applicable to 42,972,421
Shares Outstanding – 100.00%		$394,934,288

Net Asset Value – Delaware Dividend Income Fund
Class A ($200,719,885 / 21,840,502 Shares)		$9.19
Net Asset Value – Delaware Dividend Income Fund
Class B ($33,724,631 / 3,670,284 Shares)		$9.19
Net Asset Value – Delaware Dividend Income Fund
Class C ($155,028,546 / 16,867,406 Shares)		$9.19
Net Asset Value – Delaware Dividend Income Fund
Class R ($3,067,596 / 333,889 Shares)		$9.19
Net Asset Value – Delaware Dividend Income Fund
Institutional Class ($2,393,630 / 260,340 Shares)		$9.19

Statement of net assets
Delaware Dividend Income Fund

Components of Net Assets at November 30, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$589,485,763
Undistributed net investment income	51,281
Accumulated net realized loss on investments	(170,101,007)
Net unrealized depreciation of investments and foreign currencies	(24,501,749)
Total net assets	$394,934,288

†	Non income producing security.
‡	Non income producing security. Security is currently in default.
•	Variable rate security. The rate shown is the rate as of November 30, 2009.
Φ	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2009.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2009, the aggregate amount of Rule 144A securities was $75,813,463, which represented 19.20% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2009.
@	Illiquid security. At November 30, 2009, the aggregate amount of illiquid securities was $3,344,699, which represented 0.85% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2009, the aggregate amount of fair valued securities was $235,902, which represented 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $19,625,085 of securities loaned.

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2009, the aggregate amount of restricted securities was $11 or 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ADR — American Depositary Receipts
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
SPV — Special Purpose Vehicle

Net Asset Value and Offering Price Per Share –
Delaware Dividend Income Fund
Net asset value Class A (A)	$9.19
Sales charge (5.75% of offering price) (B)	0.56
Offering price	$9.75

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations
Delaware Dividend Income Fund	Year Ended November 30, 2009

Investment Income:
Dividends	$7,581,797
Interest	15,355,094
Security lending income	177,426	$23,114,317

Expenses:
Management fees	2,351,930
Distribution expenses – Class A	546,570
Distribution expenses – Class B	317,402
Distribution expenses – Class C	1,428,967
Distribution expenses – Class R	14,517
Dividend disbursing and transfer agent fees and expenses	1,019,544
Accounting and administration expenses	144,734
Reports and statements to shareholders	108,887
Registration fees	71,418
Legal fees	37,017
Audit and taxes	33,232
Trustees’ fees	22,485
Pricing fees	18,203
Insurance fees	11,732
Custodian fees	10,384
Consulting fees	5,243
Dues and services	3,644
Trustees’ expenses	1,864	6,147,773
Less fees waived		(518,131)
Less waived distribution expenses – Class A		(91,055)
Less waived distribution expenses – Class R		(2,419)
Less expense paid indirectly		(245)
Total operating expenses		5,535,923
Net Investment Income		17,578,394

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$(53,254,087)
Foreign currencies	(1,017)
Swap contracts	93,742
Net realized loss	(53,161,362)
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	154,880,590
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	101,719,228

Net Increase in Net Assets Resulting from Operations	$119,297,622

See accompanying notes

Statements of changes in net assets
Delaware Dividend Income Fund

	Year Ended
	11/30/09	11/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,578,394	$23,582,889
Net realized loss on investments and
foreign currencies	(53,161,362)	(105,515,409)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	154,880,590	(175,509,305)
Net increase (decrease) in net assets resulting
from operations	119,297,622	(257,441,825)

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(11,269,677)	(15,949,829)
Class B	(1,738,087)	(2,391,803)
Class C	(7,856,161)	(11,754,960)
Class R	(135,325)	(196,063)
Institutional Class	(153,038)	(190,332)

Net realized gain on investments:
Class A	—	(12,269,365)
Class B	—	(2,153,362)
Class C	—	(11,034,624)
Class R	—	(173,217)
Institutional Class	—	(148,811)
	(21,152,288)	(56,262,366)

Capital Share Transactions:
Proceeds from shares sold:
Class A	25,368,703	37,121,459
Class B	611,762	1,241,811
Class C	10,000,150	20,414,014
Class R	643,574	950,413
Institutional Class	206,608	775,057

	Year Ended
	11/30/09	11/30/08
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$9,114,015	$23,259,005
Class B	1,446,023	3,856,322
Class C	6,477,496	19,776,863
Class R	135,324	369,279
Institutional Class	137,924	299,928
	54,141,579	108,064,151

Cost of shares repurchased:
Class A	(63,105,023)	(179,789,630)
Class B	(9,471,851)	(23,115,207)
Class C	(46,639,349)	(165,390,120)
Class R	(332,458)	(3,825,251)
Institutional Class	(910,528)	(2,374,601)
	(120,459,209)	(374,494,809)
Decrease in net assets derived from capital share transactions	(66,317,630)	(266,430,658)
Net Increase (Decrease) in Net Assets	31,827,704	(580,134,849)

Net Assets:
Beginning of year	363,106,584	943,241,433
End of year (including undistributed net investment
income of $51,281 and $3,932,605, respectively)	$394,934,288	$363,106,584

See accompanying notes

Financial highlights
Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$7.010	$12.030	$12.590	$11.140	$11.050

0.407	0.400	0.456	0.422	0.450
2.247	(4.595)	(0.529)	1.551	0.081
2.654	(4.195)	(0.073)	1.973	0.531

(0.474)	(0.489)	(0.426)	(0.457)	(0.360)
—	(0.336)	(0.061)	(0.066)	(0.081)
(0.474)	(0.825)	(0.487)	(0.523)	(0.441)

$9.190	$7.010	$12.030	$12.590	$11.140

39.35%	(37.15% )	(0.72% )	18.34%	4.89%

$200,720	$179,588	$450,620	$398,124	$285,159
1.17%	1.00%	1.00%	1.01%	1.00%

1.36%	1.26%	1.17%	1.23%	1.27%
5.22%	3.92%	3.60%	3.64%	4.05%

5.03%	3.66%	3.43%	3.42%	3.78%
69%	51%	52%	51%	85%

Financial highlights
Delaware Dividend Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$7.010	$12.020	$12.580	$11.130	$11.040

0.348	0.324	0.360	0.335	0.367
2.248	(4.590)	(0.528)	1.552	0.079
2.596	(4.266)	(0.168)	1.887	0.446

(0.416)	(0.408)	(0.331)	(0.371)	(0.275)
—	(0.336)	(0.061)	(0.066)	(0.081)
(0.416)	(0.744)	(0.392)	(0.437)	(0.356)

$9.190	$7.010	$12.020	$12.580	$11.130

38.47%	(37.72% )	(1.38% )	17.46%	4.09%

$33,725	$32,534	$78,235	$77,757	$57,904
1.92%	1.75%	1.75%	1.76%	1.75%

2.06%	1.96%	1.87%	1.93%	1.97%
4.47%	3.17%	2.85%	2.89%	3.30%

4.33%	2.96%	2.73%	2.72%	3.08%
69%	51%	52%	51%	85%

Financial highlights
Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$7.010	$12.030	$12.580	$11.130	$11.040

0.348	0.323	0.360	0.335	0.367
2.248	(4.599)	(0.518)	1.552	0.079
2.596	(4.276)	(0.158)	1.887	0.446

(0.416)	(0.408)	(0.331)	(0.371)	(0.275)
—	(0.336)	(0.061)	(0.066)	(0.081)
(0.416)	(0.744)	(0.392)	(0.437)	(0.356)

$9.190	$7.010	$12.030	$12.580	$11.130

38.27%	(37.63% )	(1.38% )	17.46%	4.09%

$155,028	$146,769	$402,782	$269,274	$165,663
1.92%	1.75%	1.75%	1.76%	1.75%

2.06%	1.96%	1.87%	1.93%	1.97%
4.47%	3.17%	2.85%	2.89%	3.30%

4.33%	2.96%	2.73%	2.72%	3.08%
69%	51%	52%	51%	85%

Financial highlights
Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$7.010	$12.020	$12.580	$11.130	$11.040

0.387	0.374	0.424	0.394	0.416
2.246	(4.585)	(0.528)	1.551	0.078
2.633	(4.211)	(0.104)	1.945	0.494

(0.453)	(0.463)	(0.395)	(0.429)	(0.323)
—	(0.336)	(0.061)	(0.066)	(0.081)
(0.453)	(0.799)	(0.456)	(0.495)	(0.404)

$9.190	$7.010	$12.020	$12.580	$11.130

39.15%	(37.39% )	(0.88% )	18.06%	4.55%

$3,067	$1,928	$6,220	$4,275	$1,429
1.42%	1.25%	1.25%	1.26%	1.30%

1.66%	1.56%	1.47%	1.53%	1.57%
4.97%	3.67%	3.35%	3.39%	3.75%

4.73%	3.36%	3.13%	3.12%	3.48%
69%	51%	52%	51%	85%

Financial highlights
Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/09	11/30/08	11/30/07	11/30/06	11/30/05
$7.010	$12.040	$12.600	$11.140	$11.050

0.426	0.425	0.488	0.452	0.477
2.246	(4.602)	(0.528)	1.559	0.082
2.672	(4.177)	(0.040)	2.011	0.559

(0.492)	(0.517)	(0.459)	(0.485)	(0.388)
—	(0.336)	(0.061)	(0.066)	(0.081)
(0.492)	(0.853)	(0.520)	(0.551)	(0.469)

$9.190	$7.010	$12.040	$12.600	$11.140

39.68%	(37.04% )	(0.46% )	18.72%	5.16%

$2,394	$2,288	$5,384	$2,656	$941
0.92%	0.75%	0.75%	0.76%	0.75%

1.06%	0.96%	0.87%	0.93%	0.97%
5.47%	4.17%	3.85%	3.89%	4.30%

5.33%	3.96%	3.73%	3.72%	4.08%
69%	51%	52%	51%	85%

Notes to financial statements
Delaware Dividend Income Fund	November 30, 2009

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Notes to financial statements
Delaware Dividend Income Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2009.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 21, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective September 11, 2009, DMC has voluntarily agreed to waive its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.07% of average daily net assets. Effective April 1, 2009 through September 10, 2009, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), did not exceed 0.87% of average daily net assets until such time as the waiver is discontinued. This waiver and expense limitation may be discontinued at any time because it is voluntary. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. Prior to April 1, 2009, this expense limit was 1.00% of average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2009, the Fund was charged $18,092 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Notes to financial statements
Delaware Dividend Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2010 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$210,240
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	50,726
Distribution fees payable to DDLP	196,969
Other expenses payable to DMC and affiliates*	7,575

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2009, the Fund was charged $ 30,783 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2009, DDLP earned $57,850 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2009, DDLP received gross CDSC commissions of $—, $72,856 and $5,706 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2009, the Fund made purchases of $241,394,386 and sales of $291,623,061 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2009, the Fund made purchases of $982,582 and sales of $964,106 of long-term U.S. government securities.

At November 30, 2009, the cost of investments for federal income purposes was $437,810,864. At November 30, 2009, net unrealized depreciation was $25,096,381, of which $23,541,947 related to unrealized appreciation of investments and $48,638,328 related to unrealized depreciation of investments.

The Fund applies the provisions, as amended to date, of Accounting Standard Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by ASC 820 fair value hierarchy levels as of November 30, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$—	$239,168	$—	$239,168
Common Stock	163,344,107	—	11	163,344,118
Corporate Debt	—	226,916,509	235,890	227,152,399
Foreign Debt	—	102,375	—	102,375
Investment Companies	441,167	—	—	441,167
Municipal Bonds	—	204,343	—	204,343
U.S. Treasury Obligations	20,119	—	—	20,119
Securities Lending Collateral	4,995,825	13,799,816	31,527	18,827,168
Other	688,140	1,467,282	228,204	2,383,626
Total	$178,293,349	$233,925,502	$495,632	$412,714,483

Notes to financial statements
Delaware Dividend Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Agency Asset-
				Backed &
			Securities	Mortgage-
	Corporate	Common	Lending	Backed		Total
	Debt	Stock	Collateral	Securities	Other	Fund
Balance as of
11/30/08	$307,692	$11	$60,828	$—	$2,084,342	$2,452,873
Net purchases,
sales, and
settlements	10,560	—	—	(136,048)	(3,462,830)	(3,588,318)
Net realized loss	—	—	—		(61,475)	(61,475)
Net change in
unrealized
appreciation/
depreciation	(82,362)	—	(29,301)	136,048	1,668,167	1,692,552
Balance as of
11/30/09	$235,890	$11	$31,527	$—	$228,204	$495,632

Net change in
unrealized
appreciation/
depreciation
from investments
still held as of
11/30/09	$(82,362)	$—	$(29,301)	$136,048	$85,993	$110,378

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2009 and 2008 was as follows:

	Year Ended
	11/30/09	11/30/08
Ordinary income	$21,152,288	$28,917,930
Long-term capital gain	—	27,344,436
Total	$21,152,288	$56,262,366

5. Components of Net Assets on a Tax Basis

As of November 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$589,485,763
Undistributed ordinary income	3,891,338
Capital loss carryforwards*	(169,506,375)
Unrealized depreciation of investments	(25,096,381)
Other temporary differences	(3,840,057)
Net assets	$394,934,288

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Lincoln Convertible Securities Fund in 2005.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of market discount and premium on debt instruments, tax treatment of partnership income and contingent payment debt instruments.

The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, market discount and premium on certain debt instruments and CDS contracts and expiration of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2009, the Fund recorded the following reclassifications.

Undistributed net investment income	$(307,430)
Accumulated net realized loss	3,482,240
Paid-in capital	(3,174,810)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,174,810 expired in 2009. Capital loss carryforwards remaining at November 30, 2009 will expire as follows: $8,064,444 expires in 2010, $106,372,004 expires in 2016 and 55,069,927 expires in 2017.

Notes to financial statements
Delaware Dividend Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/09	11/30/08
Shares sold:
Class A	3,288,030	3,644,571
Class B	80,130	118,882
Class C	1,258,467	1,939,816
Class R	84,027	91,165
Institutional Class	27,580	73,494

Shares issued upon reinvestment of dividends and distributions:
Class A	1,243,442	2,127,844
Class B	198,084	351,432
Class C	886,298	1,797,825
Class R	18,304	33,583
Institutional Class	18,886	27,422
	7,103,248	10,206,034

Shares repurchased:
Class A	(8,301,519)	(17,622,087)
Class B	(1,249,285)	(2,336,314)
Class C	(6,210,822)	(16,298,425)
Class R	(43,605)	(366,928)
Institutional Class	(112,221)	(222,175)
	(15,917,452)	(36,845,929)
Net decrease	(8,814,204)	(26,639,895)

For the year ended November 30, 2009 and the year ended November 30, 2008, 156,813 Class B shares were converted to 156,608 Class A shares valued at $1,205,448 and 203,437 Class B shares were converted to 203,349 Class A shares valued at $2,168,700, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of November 30, 2009, or at any time during the year then ended.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements
Delaware Dividend Income Fund

8. Swap Contracts (continued)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2009, the Fund entered into CDS contracts as a seller of protection. Periodic receipts on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon receipt, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. There were no swap contracts outstanding at November 30, 2009.

Credit default swaps may involve greater risks than if the Fund had invested in the reference security or basket of securities directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At November 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2009, the value of securities on loan was $19,625,085, for which the Fund received collateral, comprised of non-cash collateral valued at $477,750, and cash collateral of $19,689,524. At November 30, 2009, the value of invested collateral was $18,827,168. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

Notes to financial statements
Delaware Dividend Income Fund

10. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by S&P and/or Baa or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended November 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—%
(B)	Ordinary Income Distributions* (Tax Basis)	100.00%
	Total Distributions (Tax Basis)	100.00%
(C)	Qualifying Dividends1	18.85%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,997,643 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

For the fiscal year ended November 30, 2009, certain dividends paid by the Fund have been determined to be interest-related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2009, the Fund has designated maximum distributions of Qualified Interest Income of $ 11,475,141.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V — Delaware Dividend Income Fund

We have audited the accompanying statement of net assets of Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 21, 2010

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including a majority of independent Trustees, approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”) which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Trustees.

At the Meeting, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

Agreements. Moreover, the Board concluded that the Funds would probably benefit from the expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the Funds compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Trustees, including the independent Trustees in consultation with their independent counsel, reviewed the investment performance of each Fund. The Trustees compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

The Board therefore concluded that the investment performance of the Funds, on an aggregate basis, had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Trustees also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Trustees concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Trustees expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, including service relationships with DMC, DSC, and Delaware Distributors, L.P., and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Trustees. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None4
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

    The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

    The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

    a. An understanding of generally accepted accounting principles and financial statements;

    b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

    c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

    d. An understanding of internal controls and procedures for financial reporting; and

    e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

    a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

    b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

    c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

    d. Other relevant experience.

    The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

    The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

    Thomas L. Bennett 1
    John A. Fry
    Thomas F. Madison
    J. Richard Zecher

Item 4. Principal Accountant Fees and Services

    (a) Audit fees.

    The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $59,014 for the fiscal year ended November 30, 2009.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

    The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $93,200 for the fiscal year ended November 30, 2008.

    (b) Audit-related fees.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

    (c) Tax fees.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $19,550 for the fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $32,650 for the fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

    (d) All other fees.

    The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2009.

    The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

    The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2008.

    The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

    (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

    Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

    The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

    (f) Not applicable.

    (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $219,264 and $286,652 for the registrant’s fiscal years ended November 30, 2009 and November 30, 2008, respectively.

    (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

    Not applicable.

Item 6. Investments

    (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

    (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

    Not applicable.

Item 11. Controls and Procedures

    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Equity Funds V

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 5, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 5, 2010

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 5, 2010